                         CMC SECURITIES CORPORATION IV,

                                                                         Issuer

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,

                                                                        Trustee


                         Series 1997-NAMC 3 Supplement

                         Dated as of September 1, 1997


                                       to

                                   INDENTURE

                         Dated as of September 1, 1997



                                  $281,194,912
                      COLLATERALIZED MORTGAGE OBLIGATIONS

                               Series 1997-NAMC 3

                               TABLE OF CONTENTS

                                                                                                                 Page

PRELIMINARY STATEMENT.............................................................................................1

GRANTING CLAUSES..................................................................................................4
         Section 1.          The Securities.......................................................................4
         Section 2.          Registration of Transfer and Exchange of Securities..................................6
         Section 3.          [RESERVED]...........................................................................7
         Section 4.          [RESERVED]...........................................................................8
         Section 5.          Collection Account; Payments.........................................................8
         Section 6.          Statements to Securityholders.......................................................24
         Section 7.          Allocation of Realized Losses.......................................................26
         Section 8.          Compliance with Withholding Requirements............................................27
         Section 9.          Transfer of Certificates to Trustee; Deposits to
                             Collection Account; Pledged Accounts................................................28
         Section 10.         Requirements for Issuance of Series 1997-NAMC 3 Securities..........................28
         Section 11.         Calculations with Respect to Underlying Mortgage Loans..............................28
         Section 12.         Certain Defined Terms...............................................................28
         Section 13.         Actions by Trustee as Holder of Certificates........................................55
         Section 14.         [RESERVED]..........................................................................57
         Section 15.         REMIC Administration................................................................57
         Section 16.         Prohibited Transactions and Activities..............................................60
         Section 17.         Trustee Indemnification.............................................................60
         Section 18.         Information Regarding Mortgage Loans................................................60
         Section 19.         Supplements, Modifications and Ratifications of Indenture...........................60
         Section 20.         Consent to Investment of Funds with the Trustee.....................................62
         Section 21.         Redemption..........................................................................62
         Section 22.         Counterparts........................................................................62
         Section 23.         Governing Law.......................................................................62
         Section 24.         Notices.............................................................................62

Exhibits
Exhibit A-1  --   Form of Security (Class A-1, A-3, A-9, FXA)
Exhibit A-2  --   Form of Security (Class B-1, B-2 and B-3)
Exhibit A-3  --   Form of Security (Class B-4, B-5 and B-6)
Exhibit A-4  --   Form of Security (Class A-2)
Exhibit A-5  --   Form of Security (Class FXS)
Exhibit A-6  --   Form of Security (Class S)
Exhibit A-8  --   Form of Security (Class R, RP)
Exhibit B    --   Transferee Affidavit and Agreement (Residual)
Exhibit C-1  --   Investor Representation Letter (Private Securities)
Exhibit C-2  --   Transferor Representation Letter (Private Securities)

Exhibit C-3  --   Rule 144A Investment Representation (Private Securities)
Exhibit D    --   Investor Representation Letter (ERISA Restricted)
Exhibit E    --   Transferor Certificate (Residual)

     Series 1997-NAMC 3 Supplement dated as of September 1, 1997, between CMC SECURITIES CORPORATION IV, a Delaware corporation (together with its successors and assigns as provided in the Indenture referred to below, the "Issuer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (together with its successors in trust thereunder as provided in the Indenture, the "Trustee"), as trustee under an Indenture dated as of September 1, 1997 (such Indenture, as thereafter amended and supplemented, is referred to herein as the "Indenture").

                             PRELIMINARY STATEMENT

     Section 2.3 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of such Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds in an aggregate principal amount of $281,194,912 to be known as its Collateralized Mortgage Obligations, Series 1997-NAMC 3 (the "Securities"), and the Issuer and the Trustee are executing and delivering this Series 1997-NAMC 3 Supplement in order to provide for the Securities. The Securities shall be "Bonds" for all purposes of the Indenture. All terms used in this Series 1997-NAMC 3 Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein as supplemented by Section 12 hereof, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Indenture as relating to a particular Series rather than to all Bonds generally shall, when used in this Series 1997-NAMC 3 Supplement, relate to the Series 1997-NAMC 3 Securities, whether or not expressly so stated herein. Unless provided to the contrary, references to Sections shall be references to Sections of this Series Supplement. If any provision of the Indenture conflicts with any provision of this Series Supplement, the provisions of this Series Supplement shall control.

     The following table sets forth the designations, types, Security Interest Rates and aggregate initial Security Principal Balances or the aggregate Initial Notional Amounts for each Class of Securities.

                                             AGGREGATE INITIAL
                                             SECURITY PRINCIPAL
                                SECURITY     BALANCE OR INITIAL
DESIGNATION    TYPE           INTEREST RATE   NOTIONAL AMOUNT
-----------    ----           -------------   ---------------
Class FXA-1   Senior              7.25%      $   30,303,753.00
Class FXA-2   Interest Only       7.25           42,890,000.00
Class FXA-3   Senior              7.25           28,034,220.00
Class FXA-4   Senior              7.25            2,548,566.00
Class FXA-5   Senior              7.25           25,799,934.00
Class FXA-6   Senior              7.25            5,994,000.00
Class FXA-7   Senior              7.25            3,979,000.00
Class FXP     Principal Only       (1)                5,749.90
Class FXS     Interest Only       7.25           22,244,414.34 (N)
Class A-1     Senior              6.60           23,013,349.00
Class A-2     Interest Only       7.25            2,063,265.77 (N)
Class A-3     Senior              7.25            7,802,000.00
Class A-4     Senior              7.25           24,641,327.00
Class A-5     Senior              7.25            6,257,404.00
Class A-6     Senior              7.25            3,000,000.00
Class A-7     Senior              7.25           30,570,762.00
Class A-8     Senior              7.25           25,233,795.00
Class A-9     Senior              7.25            2,688,000.00
Class P       Principal Only       (1)              155,182.00
Class S       Interest Only       7.25            8,500,913.79 (N)
Class B-1     Subordinate         7.25            9,982,419.00
Class B-2     Subordinate         7.25            3,655,534.00
Class B-3     Subordinate         7.25            1,687,169.00
Class B-4     Subordinate         7.25            1,349,736.00
Class B-5     Subordinate         7.25              702,987.00
Class B-6     Subordinate         7.25              899,826.60
Class RP      Residual            7.25                  100.00
Class R       Residual            7.25                  100.00


(1)  No interest is payable on Principal Only securities.

(N)  Designates a Notional Amount.

     As of the Cut-off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to approximately $281,194,913.

     The following table sets forth the designations, Security Interest Rates, Initial Subaccount Principal Balances or Notional Amounts and Corresponding Classes of Securities for the Subaccounts, which represent the regular interests in the Lower REMIC (the "Lower REMIC Regular Interests").

                                        AGGREGATE INITIAL
                                           SUBACCOUNT
                            SECURITY        PRINCIPAL      CORRESPONDING
                            INTEREST       BALANCES OR      CLASS(ES) OF
   DESIGNATION                RATE      NOTIONAL AMOUNTS     SECURITIES
   -----------                ----      ----------------     ----------
Class FXA-1 Subaccount        7.25%   $   30,303,753.00      Class FXA-1
Class FXA-2 Subaccount        7.25        42,890,000.00      Class FXA-2
Class FXA-3 Subaccount        7.25        28,034,220.00      Class FXA-3
Class FXA-4 Subaccount        7.25         2,548,566.00      Class FXA-4
Class FXA-5 Subaccount        7.25        25,799,934.00      Class FXA-5
Class FXA-6 Subaccount        7.25         5,994,000.00      Class FXA-6
Class FXA-7 Subaccount        7.25         3,979,000.00      Class FXA-7
Class FXP Subaccount           (1)             5,749.90      Class FXP
Class FXS Subaccount          7.25        22,244,414.34 (N)  Class FXS
Class A-1 Subaccount (2)      6.60        23,013,349.00      Class A-1
Class A-2 Subaccount          7.25         2,063,265.77 (N)  Class A-2
Class A-3 Subaccount          7.25         7,802,000.00      Class A-3
Class A-4 Subaccount          7.25        24,641,327.00      Class A-4
Class A-5 Subaccount          7.25         6,257,404.00      Class A-5
Class A-6 Subaccount          7.25         3,000,000.00      Class A-6
Class A-7 Subaccount          7.25        30,570,762.00      Class A-7
Class A-8 Subaccount          7.25        25,233,795.00      Class A-8
Class A-9 Subaccount (3)      7.25         2,688,000.00      Class A-9
Class P Subaccount             (1)           155,182.00      Class P
Class S Subaccount            7.25         8,500,913.79 (N)  Class S
Class IB Subaccount           7.25         9,701,788.09         (4)
Class IIB Subaccount          7.25         8,575,883.51         (4)
Class R Subaccount            7.25               100.00      Class R


(1)  No interest is payable on Principal Only securities.

(2) The Class A-1 Subaccount shall consist of two components: Class A-1 Component 1 and Class A-1 Component 2.

(3) The Class A-9 Subaccount shall consist of two components: Class A-9 Component 1 and Class A-9 Component 2.

(4) Each Class of Class B Securities shall be a "Corresponding Class" of both Class B Subaccounts.

(N)  Designates a Notional Amount.

                                GRANTING CLAUSES

     The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Series 1997-NAMC 3 Securities, all of the Issuer's right, title and interest in and to (a) the Certificates (which are the "Conventional Certificates" with respect to the Securities as referred to in the Indenture), which the Issuer has caused to be delivered to the Trustee herewith, and all Distributions with respect thereto payable at any time on or after the first Payment Date, (b) each Pledged Account for the Series 1997-NAMC 3 Securities, including all income from the investment of funds in each such Pledged Account,
(c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property, and (d) the Loan Sale Agreement (as defined in the Pooling and Servicing Agreement). Such Grants are made, however, in trust, to secure the Series 1997-NAMC 3 Securities, equally and ratably, without prejudice or distinction between any Series 1997-NAMC 3 Security and any other Series 1997-NAMC 3 Security by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Series 1997-NAMC 3 Securities as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Indenture or this Series 1997-NAMC 3 Supplement with respect to the Series 1997-NAMC 3 Securities, and (iii) compliance with the provisions of the Indenture and this Series 1997-NAMC 3 Supplement with respect to the Series 1997-NAMC 3 Securities, all as provided in the Indenture and this Series 1997-NAMC 3 Supplement.

     The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture, and agrees to perform the duties herein or therein required in accordance with Article VI of the Indenture.

1.   The Securities.

     (a) The Securities shall be designated generally as the Issuer's Collateralized Mortgage Obligations, Series 1997-NAMC 3. The Securities will be substantially in the respective forms annexed hereto as Exhibits A-1 through A-8. The Securities will be issuable in registered form only. Each of the Class FXA-6, Class FXA-7, Class A-3, Class A-6, and the Principal Only Securities will be issuable in denominations evidencing initial Security Principal Balances of not less than $1,000 and integral multiples of $1,000 in excess thereof and each of the Class FXA-1, Class FXA-2, Class FXA-3, Class FXA-4, Class FXA-5, Class A-1, Class A-4, Class A-5, Class A-7, Class A-8, Class A-9 and the Class B Securities will be issuable in denominations evidencing initial Security Principal Balances of not less than $250,000 and integral multiples of $1,000 in excess thereof, except that one Security of each such Class may be issued in an amount (whether greater or less than the applicable minimum denomination) such that the denomination of such Security and the aggregate denomination of all other outstanding Securities of such Class together equal the aggregate initial Security Principal Balance of such Class. Each Class of the Strip Securities will be issuable in denominations evidencing an initial Notional Amount of not less than $1.00 and integral multiples of $1.00 in excess thereof, except that one Security of each such Class will be issuable in an amount such that the denomination of such Security and the aggregate denomination of all other outstanding Securities of such Class together equal the related initial Notional Amount of such Class. Each of the Class R and Class RP Securities will each be issuable in denominations evidencing initial Security Principal Balances of not less than $10.00 and integral multiples of $1.00 in excess thereof, such that the denomination of such Security and the aggregate denomination of all other outstanding Securities of such Class together equal the aggregate initial Security Principal Balance of such Class.

     Upon original issue, the Securities shall, upon the written request of the Issuer executed by an officer of the Issuer, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Issuer. The Securities shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. No Security shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. All Securities issued on the Closing Date shall be dated the Closing Date and any Securities delivered thereafter shall be dated the date of their authentication.

     (b) None of the Principal Only Securities, Class B-4 Securities, Class B-5 Securities, Class B-6 Securities, Class R Securities and Class RP Securities shall be Book-Entry Securities. Each Class of the Strip Securities, the Class FXA Securities, the Class A Securities, and the Class B-1, Class B-2, and Class B-3 Securities shall initially be issued as one or more Securities registered in the name of the Depository or its nominee and, except as provided below, registration of such Securities may not be transferred by the Trustee except to another Depository that agrees to hold such Securities for the respective Security Owners with Ownership Interests therein. The Security Owners shall hold their respective Ownership Interests in and to each of the Strip Securities, the Class FXA Securities, the Class A Securities, and the Class B-1, Class B-2, and Class B-3 Securities through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Securities in respect of such Ownership Interests. All transfers by Security Owners of their respective Ownership Interests in the Book-Entry Securities shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Security Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Securities of Security

              Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee, the Master Servicer and the Issuer may for all purposes (including the making of payments due on the respective Classes of Book-Entry Securities) deal with the Depository as the authorized representative of the Security Owners with respect to the respective Classes of BookEntry Securities for the purposes of exercising the rights of Securityholders hereunder. The rights of Security Owners with respect to the respective Classes of Book-Entry Securities shall be limited to those established by law and agreements between such Security Owners and the Depository Participants and brokerage firms representing such Security Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Securities with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Security Owners. The Trustee shall utilize the next available record date in connection with solicitations of consents from or voting by Securityholders and shall give notice to the Depository of such record date.

     If (i)(A) the Issuer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Issuer is not able to locate a qualified successor or
(ii) the Issuer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Security Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Securities to Security Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Securities by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the Master Servicer's expense or, if so requested by the Issuer, at the Issuer's expense, issue the Definitive Securities. Such Definitive Securities will be issued in denominations as provided in paragraph (a) above. Neither the Issuer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Securities all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Securities pursuant to this Section 1 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Issuer recognize the Holders of the Definitive Securities as Securityholders hereunder.

2.   Registration of Transfer and Exchange of Securities.

     (a) The Trustee shall maintain a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Securities and of transfers and exchanges of Securities as herein provided.

     (b) Except as provided in Section 2(c), no transfer, sale, pledge or other disposition of a Class B-4 Security, Class B-5 Security, or Class B-6 Security, shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B-4 Security, Class B-5 Security, or Class B-6 Security is to be made under this Section 2(b), (i) except with respect to sales by the Initial Purchaser, the Issuer may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Issuer that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Issuer or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Security by the Issuer or any affiliate thereof, to an affiliate of the Issuer or the Initial Purchaser and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit C-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit C-2 hereto, each acceptable to and in form and substance satisfactory to the Issuer and the Trustee certifying to the Issuer and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Issuer or the Master Servicer; provided however that such representation letters will not be required in connection with any transfer of any such Security by the Issuer to an affiliate of the Issuer, or the Initial Purchaser and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Issuer of the status of such transferee as an affiliate of the Issuer. Any such Securityholder (other than the Initial Purchaser) desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Issuer, the Loan Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

     (c) Transfers of Class B-4, Class B-5 and Class B-6 Securities may be made in accordance with this Section 2(c) if the prospective transferee of a Security provides the Trustee and the Issuer with an investment letter substantially in the form of Exhibit C-3 attached hereto, which investment letter shall not be an expense of the Trustee or the Issuer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 2(b) hereof; provided, however, that no Transfer of any of the Securities may be made pursuant to this Section 2(c) by the Issuer. Any such Securityholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

     (d) The Securities may be authenticated by the Trustee at the Trustee's office in the City and State of New York currently located at 14 Wall Street, 8th Floor, New York, New York 10005 (the "New York Office"). There shall be no Authenticating Agent for the Securities unless the appointment of an Authenticating Agent is required as a condition to the listing of the Securities or any state exchange.

     (e) At the option of the Securityholders, Securities may be exchanged for other Securities of authorized denominations of the same Class of a like aggregate initial Security Principal Balance, upon surrender of the Securities to be exchanged at the office of the Trustee. Whenever any Securities are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Securities which the Securityholder making the exchange is entitled to receive. Every Security presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Bond Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the Bond Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (f) No service charge shall be made to the Securityholders for any transfer or exchange of Securities, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     (g) All Securities surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

     (h) No transfer of an ERISA Restricted Bond or an ERISA Prohibited Bond may be made except as provided in Section 2.15 of the Indenture.

3.   [RESERVED].

4.   [RESERVED].

5.   Collection Account; Payments.

     (a) In accordance with Section 8.2 of the Indenture, the Trustee shall establish and maintain a Collection Account, into which the Trustee shall cause to be deposited on or before 12:30 P.M. (Pacific Standard Time) on each Payment Date by wire transfer of immediately available funds an amount equal to all Distributions received in respect of the Certificates on such Payment Date.

     (b) On each Payment Date, the Trustee shall be deemed to have paid from the Collection Account the Subaccount Payment Amount to the Subaccounts and from the Collection Account shall distribute to the Class RP Securityholders the amounts to be paid to the Class RP Securityholders pursuant to Section 5(b)(1) or 5(b)(2) hereof, as applicable, for such Payment Date, all in accordance with written statements prepared pursuant to
              Section 4.03(a) of the Pooling and Servicing Agreement, by wire transfer in immediately available funds or by any other means of payment acceptable to the Class RP Securityholder. Notwithstanding any other provision of this Agreement, no actual payments pursuant to this Section 5(b) shall be made on account of the deemed payments described in this paragraph other than amounts payable to the Class RP Securities.

        (1) For any Payment Date prior to the Credit Support Depletion Date, the applicable Available Payment Amounts with respect to the Series 1997-NAMC 3-A Certificates and the Series 1997-NAMC 3-B Certificates shall be deemed to be paid to the Subaccounts in the order and priority as follows:

                    (a) With respect to the Class FX Subaccounts, the Class R Subaccount and the Class RP Securities, to the extent of the Available Payment Amount with respect to the Series 1997-NAMC 3-A Certificates and such Payment
                          Date:

                          (i) first, to the Class R Subaccount and the Class RP Securities, on a pro rata basis, until the Subaccount Principal Balance and Security Principal Balance, respectively, thereof have been reduced to zero;

                          (ii) second, to the Class FXP Subaccount, the Class FXP Discount Mortgage Loan Principal Payment Amount;

                          (iii) third, to the Class FXA, Class FXS and Class R Subaccounts, and the Class RP Securities, on a pro rata basis (based on the aggregate Accrued Interest payable thereon), Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Dates;

                          (iv) fourth, to the Class FXA Subaccounts, as principal, the Class FXA Principal Payment Amount in the following order (with amounts specified to be allocated on a pro rata basis to Class FXA Subaccounts being allocated to such Class FXA Subaccounts on a pro rata basis based on the Subaccount Principal Balances thereof):

                                 (A) first, to the Class FXA-5 Subaccount, an amount, up to the amount of the Class FXA-5 Lockout Principal Payment Amount, if any, to the Class FXA-5

                                       Subaccount, until the Subaccount
                                       Principal Balance thereof has been
                                       reduced to zero;

                                 (B)   second, concurrently, to the Class
                                       FXA-2, Class FXA-3 and Class FXA-4
                                       Subaccounts, respectively, in the
                                       following amounts, until the Subaccount
                                       Principal Balance of the Class FXA-2
                                       Subaccount has been reduced to
                                       $40,259,293.46: (I) 39.6326019839% of
                                       the Class FXA Principal Payment Amount
                                       remaining after the payments described
                                       in clause (A) above to the Class FXA-3
                                       and Class FXA-4 Subaccounts, on a pro
                                       rata basis and (II) 60.3673980161% of
                                       such amount remaining, as follows: (x)
                                       54.1706485011% to the Class FXA-2
                                       Subaccount and (y) 45.8293514989% to the Class FXA-3 and Class FXA-4 Subaccounts, on a pro rata basis;

                                 (C) third, concurrently, to the Class FXA-1, Class FXA-2, Class FXA-3 and Class FXA-4 Subaccounts, respectively, in the following amounts, until the Subaccount Principal Balance of the Class FXA-1 Subaccount has been reduced to zero: (I) 61.0908624618% of the Class FXA
                                       Principal Payment Amount remaining after the payments in clauses (A) and (B) above as follows: (x) 54.1706485011% to the Class FXA-2 Subaccount, and (y) 45.8293514989% to the Class FXA-3 and Class FXA-4 Subaccounts, on a pro rata basis, and (II) 38.9091375382% of such amount remaining to the Class FXA-1
                                       Subaccount;

                                 (D)   fourth, concurrently, to the Class
                                       FXA-2, Class FXA- 3 and Class FXA-4
                                       Subaccounts, respectively, in the
                                       following amounts, until the Subaccount
                                       Principal Balances of the Class FXA-2,
                                       Class FXA-3 and Class FXA-4 Subaccounts
                                       have been reduced to zero: (I)
                                       16.9028616814% of the Class FXA
                                       Principal Payment Amount remaining after the payments in clauses (A), (B) and (C) above as follows: (x) 54.1706485011% to the Class FXA-2 Subaccount, and (y) 45.8293514989% to the Class FXA-3 and Class FXA-4 Subaccounts, on a pro rata basis, (II)

                                       11.0978227448% of such amount remaining
                                       to the Class FXA-3 and Class FXA-4
                                       Subaccounts, on a pro rata basis; and
                                       (III) 71.9993155738% of such amount
                                       remaining to the Class FXA-2 Subaccount;

                                 (E)   fifth, all of the Class FXA Principal
                                       Payment Amount remaining after the
                                       payments in clauses (A), (B) (C) and (D) above to the Class FXA-6 Subaccount until the Subaccount Principal Balance thereof has been reduced to zero;

                                 (F)   sixth, all of the Class FXA Principal
                                       Payment Amount remaining after the
                                       payments in clauses (A), (B), (C), (D)
                                       and (E) above to the Class FXA-7
                                       Subaccount until the Subaccount
                                       Principal Balance thereof has been
                                       reduced to zero; and

                                 (G) seventh, all of the Class FXA Principal Payment Amount remaining after the payments in clauses (A), (B), (C), (D),
                                       (E) and (F) above to the Class FXA-5
                                       Subaccount until the Subaccount
                                       Principal Balance thereof has been
                                       reduced to zero;

                          (v)    fifth, for so long as the Subordinate
                                 Securities are outstanding, to the Class FXP
                                 Subaccount, the sum of (a) principal in an amount equal to the Discount Fraction of any Realized Losses on a Group I Discount Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses (for purposes of this paragraph, the "Losses Payable") to the extent of amounts otherwise available to pay the Subordinate Principal Payment Amount (without regard to clause (B) of the definition of such term) on such Payment Date and (b) the sum of amounts, if any, by which the Losses Payable on each prior Payment Date exceeded the amount actually paid in respect thereof on such prior Payment Dates and not subsequently paid, to the extent of amounts otherwise available to pay the Subordinate Principal Payment Amount on such Payment Date (any amounts paid in respect of Losses Payable pursuant to this paragraph shall not cause a further reduction in the Subaccount Principal Balance of the Class FXP Subaccount); provided, that if the amounts otherwise available to pay the Subordinate Principal Payment Amount for any such Payment Date are insufficient to cover such outstanding Losses Payable for the Class FXP Subaccount as provided above and Class P Subaccount as provided in Section 5(b)(1)(c)(v) below, then the amounts otherwise available to pay the Subordinate Principal Payment Amount shall be allocated pro rata to the Class FXP and Class P Subaccounts based on the amount such Subaccounts are entitled to receive pursuant to this clause, in the case of the Class FXP Subaccount, and Section 5(b)(1)(c)(v) below, in the case of the Class P Subaccount;

                    (b) With respect to either the Class FX or the Class II Subaccounts, in addition to the amounts to be paid in
                          Section 5(b)(1)(a) and 5(b)(1)(c), the remaining Available Payment Amount for each Mortgage Loan Group shall be deemed paid to the Subaccounts in the order and priority as follows:

                          (i) if the Subaccount Principal Balances of either of the Class FX or the Class II Subaccounts have been reduced to zero and (x) the then current Class B Percentage is less than two
                                 (2) times the initial Class B Percentage as of the Closing Date, or (y) the average outstanding Stated Principal Balance of the Mortgage Loans in either Mortgage Loan Group that are delinquent sixty (60) days or more over the last six months, as a percentage of the related Class B Loan Group Component Balance, is greater than or equal to 50%, then all principal on the Mortgage Loans in Group I (if the Subaccount Principal Balances of the Class FX Subaccounts have been reduced to zero), or in Group II (if the Subaccount
                                 Principal Balances of the Class II Subaccounts have been reduced to zero) shall be deemed paid to the remaining Class FX or Class II Subaccounts in the order and priority set forth in Sections 5(b)(1)(a)(iv)(B)-(G) (with respect to deemed payments on the Class FX Subaccounts) or Sections 5(b)(1)(c)(iv)(B)-(E) (with respect to deemed payments on the Class II Subaccounts), as appropriate;

                          (ii)   if either:

                                 (A)   as of any Payment Date, the Class FX
                                       Subaccounts would otherwise be
                                       Undercollateralized and the Class II
                                       Subaccounts would otherwise be
                                       Overcollateralized, then notwithstanding the other provisions of this Section 5, (x) there shall be withheld from the Available Payment Amount in respect of Group II remaining, after payments on the Class II Subaccounts pursuant to Section 5(b)(1)(c)(i) - (ii), an amount equal to the lesser of (1) 30 days' interest at 7.25% per annum on the amount by which the Class FX Subaccounts are
                                       Undercollateralized and (2) the amount
                                       necessary to pay in full, after giving
                                       effect to the payments otherwise to be
                                       made on such Payment Date pursuant to
                                       Section 5(b)(1)(a), the sum of (I)
                                       Accrued Interest with respect to the
                                       Class FX Securities and prior Payment
                                       Dates that would otherwise be unpaid as
                                       of such Payment Date (II) interest on
                                       the Accrued Interest referred to in the
                                       preceding clause (I) at the rate of
                                       7.25% per annum from the date such
                                       Accrued Interest became due and payable
                                       to such Payment Date and (III) Accrued
                                       Interest with respect to the Class FX
                                       Securities and such Payment Date that
                                       would otherwise be unpaid as of such
                                       Payment Date and (y) such withheld
                                       amount shall be paid as interest on the
                                       Class FX Subaccounts as if such amount
                                       were being paid pursuant to Section
                                       5(b)(1)(a)(iii); or

                                 (B)   as of any Payment Date, the Class II
                                       Subaccounts would otherwise be
                                       Undercollateralized and the Class FX
                                       Subaccounts would otherwise be
                                       Overcollateralized, then notwithstanding the other provisions of this Section 5,
                                       (x) there shall be withheld from the
                                       Available Payment Amount in respect of
                                       Group I remaining, after payments on the Class FX Subaccounts pursuant to Section 5(b)(1)(a)(i) - (iii), an amount equal to the lesser of (1) 30 days' interest at 7.25% per annum on the amount by which the Class II Subaccounts are Undercollateralized and (2) the amount necessary to pay in full, after giving effect to the payments otherwise to be made on such Payment Date pursuant to
                                       Section 5(b)(1)(c), the sum of (I)
                                       Accrued Interest with respect to the
                                       Class II Securities and prior Payment
                                       Dates that would otherwise be unpaid as
                                       of such Payment Date (II) interest on
                                       the Accrued Interest referred to in the
                                       preceding clause (I) at the
                                       rate of 7.25% per annum from the date
                                       such Accrued Interest became due and
                                       payable to such Payment Date and (III)
                                       Accrued Interest with respect to the
                                       Class II Securities and such Payment
                                       Date that would otherwise be unpaid as
                                       of such Payment Date and (y) such
                                       withheld amount shall be paid as
                                       interest on the Class II Subaccounts as
                                       if such amount were being paid pursuant
                                       to Section 5(b)(1)(c)(ii); and

                          (iii)  if either:

                                 (A)   as of any Payment Date, the Class FX
                                       Subaccounts would otherwise be
                                       Undercollateralized and the Class II
                                       Subaccounts would otherwise be
                                       Overcollateralized, then notwithstanding the other provisions of this Section 5, the portion of the Available Payment Amount in respect of principal on the Group II Mortgage Loans remaining after payments of principal to the Class II Subaccounts, shall be paid as principal to the Class FX Subaccounts in accordance with the priority set forth in Sections 5(b)(1)(a)(iv)(B) through
                                       (G) until the aggregate Subaccount
                                       Principal Balance of the Class FX
                                       Subaccounts equals the sum of aggregate
                                       Stated Principal Balance of the Group I
                                       Mortgage Loans minus the Discount
                                       Fraction of the Group I Discount
                                       Mortgage Loans; or

                                 (B)   as of any Payment Date, the Class II
                                       Subaccounts would otherwise be
                                       Undercollateralized and the Class FX
                                       Subaccounts would otherwise be
                                       Overcollateralized, then notwithstanding the other provisions of this Section 5(b), the portion of the Available Payment Amount in respect of principal on the Group I Mortgage Loans remaining after payments of principal to the Class FX Subaccounts, shall be paid as principal to the Class II Subaccounts in accordance with the priority set forth in Section 5(b)(1)(c)(iv)(B) through (E) until the aggregate Subaccount Principal Balance of the Class II Subaccounts equals the sum of aggregate Stated Principal Balance of the Group II Mortgage Loans minus the Discount Fraction of the Group II Discount Mortgage Loans;

                    (c) With respect to the Class II Subaccounts, to the extent of the Available Payment Amount with respect to the Series 1997-NAMC 3-B Certificates and such Payment Date:

                          (i) first, to the Class P Subaccount, the Class P Discount Mortgage Loan Principal Payment Amount;

                          (ii) second, to the Class II Subaccounts (other than the Class P Subaccount), on a pro rata basis (based upon the Accrued Interest payable thereon), Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Dates; provided that, on each Payment Date through the applicable Accretion Termination Date, Accrued Interest with respect to the Class A-9 Component 1 and Class A-9 Component 2 shall not be paid pursuant to this clause
                                 (ii) but shall be paid pursuant to the
                                 immediately following clause (iii);

                          (iii) third, on each Payment Date through the Class A-9 Component 1 Accretion Termination Date, as principal, the Class A-9 Component 1 Accretion Amount for such Payment Date to the Class A-7 Subaccount until the applicable Class A-7 Targeted Principal Balance thereof is reached and then to Class A-9 Component 1 until the Component Principal Balance thereof is reduced to zero; on each Payment Date through the Class A-9 Component 2 Accretion Termination Date, as principal, and the Class A-9 Component 2 Accretion Amount to the Class A-8 Subaccount until the applicable Class A-8 Targeted Principal Balance thereof is reached and then to Class A-9 Component 2 until the Component Principal Balance thereof is reduced to zero;

                          (iv) fourth, to the Class A Subaccounts, as principal, the Class A Principal Payment Amount in the following order:

                                 (A)   first, to the Class A-4 Subaccount, an
                                       amount, up to the Class A-4 Lockout
                                       Principal Payment Amount, if any, to the Class A-4 Subaccount, until the Subaccount Principal Balance thereof has been reduced to zero;

                                 (B) second, concurrently, to the Class A-1, Class A-5, Class A-6, Class A-7, Class A-8, and Class A-9 Subaccounts, respectively, in the following amounts, until the Subaccount Principal Balances of the Class A-5 and Class A-6 Subaccounts are reduced to zero: (I) 10.9493055910% of the Class A Principal Payment Amount remaining after the payments in clause (A) above to the Class A-5 and Class A-6 Subaccounts, sequentially, until the Subaccount Principal Balances thereof have been reduced to zero; (II) 48.1887076414% of such amount remaining as follows: (v) to the Class A-1 Component 1 Component of the Class A-1 Subaccount until the applicable Class A-1 Component 1 Planned Component Principal Balance thereof is reached, (w) to the Class A-7 Subaccount until the applicable Class A-7 Targeted Principal Balance thereof is reached,
                                       (x) to the Class A-9 Component 1
                                       Component of the Class A-9 Subaccount
                                       until the Component Principal Balance
                                       thereof is reduced to zero, (y) to the
                                       Class A-7 Subaccount until the
                                       Subaccount Principal Balance thereof is
                                       reduced to zero, and (z) to the Class
                                       A-1 Component 1 Component of the Class
                                       A-1 Subaccount until the Component
                                       Principal Balance thereof is reduced to
                                       zero; and (III) 40.8619867676% of such
                                       amount remaining as follows: (v) to the
                                       Class A-1 Component 1 Component of the
                                       Class A-1 Subaccount until the
                                       applicable Class A-1 Component 2 Planned
                                       Component Principal Balance thereof is
                                       reached, (w) to the Class A-8 Subaccount until the applicable Class A-8 Targeted Principal Balance thereof is reached,
                                       (x) to the Class A-9 Component 2
                                       Component of the Class A-9 Subaccount
                                       until the Component Principal Balance of Class A-9 Component 2 is reduced to zero, (y) to the Class A-8 Subaccount until the Subaccount Principal Balance thereof is reduced to zero, and (z) to the Class A-1 Component 1 Component of the Class A-1 Subaccount until the Component Principal Balance thereof is reduced to zero;

                                 (C)   third, concurrently, to the Class A-1,
                                       Class A-7, Class A-8 and Class A-9
                                       Subaccounts, respectively, in the
                                       following amounts, until the Subaccount
                                       Principal Balances thereof have been
                                       reduced to zero: (I) 54.1137941813% of
                                       the Class A Principal Payment Amount
                                       remaining after the payments in clauses
                                       (A) and (B) above as follows: (x)
                                       100.00000000% to the following: (1) to
                                       the Class A-1 Component 1 Component of
                                       the Class A-1 Subaccount until the
                                       applicable Class A-1 Component 1 Planned
                                       Component Principal Balance is reached,
                                       (2) to the Class A-7 Subaccount until
                                       the applicable Class A-7 Targeted
                                       Principal Balance thereof is reached,
                                       (3) to the Class A-9 Component 1
                                       Component of the Class A-9 Subaccount
                                       until the Component Principal Balance
                                       thereof is reduced to zero, (4) to the
                                       Class A- 7 Subaccount until the
                                       applicable Class A-7 Targeted Principal
                                       Balance thereof is reduced to zero, (5)
                                       to the Class A-1 Component 1 Component
                                       of the Class A-1 Subaccount until the
                                       Component Principal Balance thereof is
                                       reduced to zero; and (y) 100.00000000%
                                       to the Class A-3 Subaccount until the
                                       Subaccount Principal Balance thereof is
                                       reduced to $2,606,265.00; and (II)
                                       45.8862058187% of such amount remaining
                                       as follows: (x) 100.00000000% to the
                                       following: (1) to the Class A-1
                                       Component 2 Component of the Class A-1
                                       Subaccount until the applicable Class
                                       A-1 Component 2 Planned Component
                                       Principal Balance is reached, (2) to the Class A-8 Subaccount until the applicable Class A-8 Targeted Principal Balance thereof is reached, (3) to the Class A-9 Component 2 Component of the Class A-9 Subaccount until the Component Principal Balance thereof is reduced to zero, (4) to the Class A-8 Subaccount until the Subaccount Principal Balance thereof is reduced to zero, (5) to the Class A-1 Component 2 Component of the Class A-1 Subaccount until the Component Principal Balance thereof is reduced to zero; and (6) 100.00000000% to the Class A-3 Subaccount until the Subaccount Principal Balance thereof is reduced to $2,606,265.00;

                                 (D)   fourth, all of the Class A Principal
                                       Payment Amount remaining after the
                                       payments in clauses (A), (B) and (C) to
                                       the Class A-3 Subaccount, until the
                                       Subaccount Principal Balance of the
                                       Class A-3 Subaccount has been reduced to zero; and

                                 (E)   fifth, all of the Class A Principal
                                       Payment Amount remaining after the
                                       payments in clauses (A), (B), (C) and
                                       (D) to the Class A-4 Subaccount, until
                                       the Subaccount Principal Balance thereof has been reduced to zero;

                          (v)    fifth, for so long as the Subordinate
                                 Securities are outstanding, to the Class P
                                 Subaccount, the sum of (x) principal in an amount equal to the Discount Fraction of any Realized Losses on a Group II Discount Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses (for purposes of this paragraph, the "Losses Payable") to the extent of amounts otherwise available to pay the Subordinate Principal Payment Amount (without regard to clause (B) of the definition of such term) on such Payment Date and (y) the sum of amounts, if any, by which the Losses Payable on each prior Payment Date exceeded the amount actually paid in respect thereof on such prior Payment Dates and not subsequently paid, to the extent of amounts otherwise available to pay the Subordinate Principal Payment Amount on such Payment Date (any amounts paid in respect of Losses Payable pursuant to this paragraph shall not cause a further reduction in the Subaccount Principal Balance of the Class P Subaccount); provided, that if the amounts otherwise available to pay the Subordinate Principal Payment Amount for any such Payment Date are insufficient to cover such outstanding Losses Payable for the Class P Subaccount as provided above and Class FXP Subaccount as provided in paragraph 5(b)(1)(a)(v) above, then the amounts otherwise available to pay the Subordinate Principal Payment Amount will be allocated pro rata to the Class FXP and Class P Subaccounts based on the amount such Subaccounts are entitled to receive pursuant to this clause, in the case of the Class P Subaccount, and paragraph 5(b)(1)(a)(v) above, in the case of the Class FXP Subaccount;

                          (d) With respect to the Class B Subaccounts and the Class RP Securities, subject to the payment of the Class FX and Class II Subaccounts and the Class RP Securities as described above in Section 5(b)(1)(a), 5(b)(1)(b) and 5(b)(1)(c), and to the extent of the Available Payment Amounts for both Mortgage Loan Groups remaining, if any, following prior payments on such Payment Date:

                                 (i)   first, to the Class B Subaccounts,
                                       Accrued Interest for such Payment Date,
                                       plus any Accrued Interest thereon
                                       remaining unpaid from any previous
                                       Payment Date;

                                 (ii)  second, to the Class IB Subaccount and
                                       the Class IIB Subaccount, principal
                                       payments equal to (A) in the case of the Class IB Subaccount, the amount, if any, by which the Subaccount Principal Balance immediately before such Payment Date (but after reflecting any allocations of Realized Losses) exceeds the Class B Loan Group I Component Balance (calculated as of the immediately preceding Due Date after giving effect to principal payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments to be paid on the current Payment Date and after reflecting any Realized Losses and after giving effect to principal payments to be made with respect to the Class FX Securities on the current Payment Date) and (B) in the case of the Class IIB Subaccount, the amount, if any, by which the Subaccount Principal Balance immediately before such Payment Date (but after reflecting any allocations of Realized Losses) exceeds the Class B Loan Group II Component Balance (calculated as of the immediately preceding Due Date after giving effect to principal payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments to be paid on the current Payment Date and after reflecting any Realized Losses and after giving effect to principal payments to be made with respect to the Class II Securities on the current Payment Date); and

                                 (iii) third, to the Class RP Securities, the
                                       remaining portion, if any, of such
                                       Available Payment Amounts for such
                                       Payment Date.

                     (2) On each Payment Date on or after the Credit Support Depletion Date, payments will be made in the order and priority as follows:

                          (a) With respect to the Class FX Subaccounts and Class RP Securities, subject, in each case, to the extent of the Available Payment Amount for Group I remaining following prior payments, if any, on such Payment Date:

                                 (i) first, to the Class FXP Subaccount, the Class FXP Discount Mortgage Loan Principal Payment Amount;

                                 (ii)  second, to the Class FX Subaccounts
                                       (other than the Class FXP Subaccount),
                                       and the Class RP Securities, Accrued
                                       Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date;

                                 (iii) third, to the Class FXA Subaccounts, the
                                       Class R Subaccount and the Class RP
                                       Securities the Class FXA Principal
                                       Payment Amount, pro rata according to
                                       their respective Subaccount Principal
                                       Balances or Security Principal Balances;

                                 (iv) fourth, to the Class II Subaccounts, the remaining portion, if any, of the Available Payment Amount for Group I for such Payment Date, to be paid pursuant to paragraph (2)(b) hereof until the outstanding Subaccount Principal Balance thereof has been reduced to zero; and

                                 (v)   fifth, to the Class RP Securities, the
                                       remaining portion, if any, of the
                                       Available Payment Amount for Group I for such Payment Date.

                          (b) With respect to the Class II Subaccounts, the Class R Subaccount and the Class RP Securities, subject, in each case, to the extent of the Available Payment Amount for Group II remaining following prior payments, if any, on such Payment Date:

                                 (i)   first, to the Class P Subaccount, the
                                       Discount Fraction of all principal
                                       received on or in respect of each Group
                                       II Discount Mortgage Loan;

                                 (ii)  second, to the Class II Subaccounts
                                       (other than the Class P Subaccount),
                                       Accrued Interest for such Payment Date,
                                       plus any Accrued Interest thereon
                                       remaining unpaid from any previous
                                       Payment Date;

                                 (iii) third, to the Class A Subaccounts, the
                                       Class A Principal Payment Amount, pro
                                       rata according to their respective
                                       Subaccount Principal Balances;

                                 (iv) fourth, to the Class FX Subaccount, the Class R Subaccount and the Class RP Securities, the remaining portion, if any, of the Available Payment Amount for Group II for such Payment Date, to be paid pursuant to paragraph (2)(a) hereof; and

                                 (v)   fifth, to the Class RP Securities, the
                                       remaining portion, if any, of the
                                       Available Payment Amount for Group II for such Payment Date.

     (c) On each Payment Date, the Trustee shall withdraw from the Collection Account the Available Payment Amount with respect to each Series of Certificates for such Payment Date and shall pay, from the amount so withdrawn, to the extent of such Available Payment Amounts, the Security Payment Amount to the Securityholders (other than the Holders of the Class RP Securities), in accordance with written statements received from the Master Servicer pursuant to Section 4.03 of the Pooling and Servicing Agreement, by wire transfer in immediately available funds for the account of, or by check mailed to, each Securityholder and Class R Securityholder of record on the immediately preceding Record Date, as specified by each such Securityholder and at the address of such Holder appearing in the Bond Register.

     For any Payment Date, the Available Payment Amounts shall be paid to the Securityholders of each Class in the order and priority as follows:

     (1) all interest deemed paid on each Subaccount on each Payment Date shall be paid as interest as follows:

         (i) (A) interest deemed paid on the Class FXA and Class FXS Subaccounts shall be paid to the Corresponding Classes in an amount equal to the Accrued Interest for such Classes with respect to such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date, with any interest shortfall on such Payment Date being allocated pro rata among all such Classes of Securities based on their respective Accrued Interest for such Payment Date; and (B) interest deemed paid on the Class A, Class S and Class R Subaccounts shall be paid to the Corresponding Classes, in an amount equal to the Accrued Interest for such Classes with respect to such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date, with any interest shortfall on such Payment Date being allocated pro rata among all such Classes of Securities based on their respective Accrued Interest;

         (ii) interest deemed paid on the Class B Subaccounts shall be paid to the Class B Securities in the manner set forth in paragraph
                (3) below;

     (2) All principal deemed paid on, and Realized Losses allocated to, each Subaccount (other than the Class B Subaccounts) on each Payment Date shall be paid on such Payment Date as principal to the Corresponding Classes; and

     (3) All principal and interest deemed paid on the Class B Subaccounts on each Payment Date shall be paid with respect to the Class B Securities as follows:

         (i) first, to the Class B-1 Securities, Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date;

         (ii) second, to the Class B-1 Securities, the pro rata share of the Subordinate Principal Payment Amount (based upon such Class's Security Principal Balance as a percentage of the Security Principal Balance of all of the Class B Securities);

         (iii) third, to the Class B-2 Securities, Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date;

         (iv) fourth, to the Class B-2 Securities, the pro rata share of the Subordinate Principal Payment Amount (based upon such Class's Security Principal Balance as a percentage of the Security Principal Balance of all of the Class B Securities);

         (v) fifth, to the Class B-3 Securities, Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date;

         (vi) sixth, to the Class B-3 Securities, the pro rata share of the Subordinate Principal Payment Amount (based upon such Class's Security Principal Balance as a percentage of the Security Principal Balance of all of the Class B Securities);

         (vii) seventh, to the Class B-4 Securities, Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date;

         (viii) eighth, to the Class B-4 Securities, the pro rata share of the Subordinate Principal Payment Amount (based upon such Class's Security Principal Balance as a percentage of the Security Principal Balance of all of the Class B Securities);

         (ix) ninth, to the Class B-5 Securities, Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date;

         (x) tenth, to the Class B-5 Securities, the pro rata share of the Subordinate Principal Payment Amount (based upon such Class's Security Principal Balance as a percentage of the Security Principal Balance of all of the Class B Securities);

         (xi) eleventh, to the Class B-6 Securities, Accrued Interest for such Payment Date, plus any Accrued Interest thereon remaining unpaid from any previous Payment Date; and

         (xii) twelfth, to the Class B-6 Securities, the pro rata share of the Subordinate Principal Payment Amount (based upon such Class's Security Principal Balance as a percentage of the Security Principal Balance of all of the Class B Securities).

     (3) Notwithstanding the foregoing, on any Payment Date on which the Subordination Level for any Class of Subordinate Securities is less than such Subordination Level as of the Cut-off Date, the portion of the Subordinate Principal Payment Amount otherwise payable to the Class or Classes of Subordinate Securities subordinate in right of payment to such Class as set forth above shall instead be paid to the most senior Class of Subordinate Securities for which the related Subordination Level is less than such Subordination Level of the Cut-off Date and to the Class or Classes of Subordinate Securities senior thereto, on a pro rata basis according to the Security Principal Balances of such Classes.

     (4) Any amounts remaining in the Collection Account on any Payment Date after all payments required to be made by this Agreement have been made and any amounts remaining in the Lower REMIC or the Upper REMIC after payment in full of the Regular Interests therein, and any administrative expenses associated with the Trust, will be paid as contingent interest pro rata to the Holders of the Class RP and Class R Securities, respectively (but will not reduce the Security Principal Balance thereof).

     (d) On each Payment Date the Trustee shall distribute to each Securityholder of record on the related Record Date either in immediately available funds (by wire transfer or otherwise) to the account of such Securityholder at a bank or other entity having appropriate facilities therefor, if such Securityholder has so notified the Trustee at least five Business Days prior to the related Record Date and such Securityholder is the registered owner of Securities the aggregate initial Security Principal Balance of which is not less than $1,000,000 (or, with respect to any Class of Strip Securities, is the registered owner of an initial Notional Amount of not less than $1,000,000 of such Class), or otherwise by check mailed to such Securityholder at the address of such Holder appearing in the Bond Register, such Securityholder's share (based on the aggregate of the Percentage Interests represented by Securities of the applicable Class held by such Holder) of the related Security Payment Amount, in each case to the extent of the related Available Payment Amount and the other funds available to make such payments as provided herein.

     (e) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Collection Account to invest the funds in the Collection Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Securityholders, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in obligations of the institution with which the Collection Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Trustee shall agree to advance funds on such Payment Date to the Collection Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make payments on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The Issuer shall cause the Master Servicer out of the Master Servicer's own funds to deposit the amount of any losses incurred in respect of any such investments in the Collection Account immediately as realized without right of reimbursement.

     (f) Whenever the Trustee expects that the final payment with respect to any Class of Securities will be made on the next Payment Date, the Trustee shall, no later than five days after the Determination Date, mail to each Holder on such date of such Class of Securities a notice to the effect that:

         (1) the Trustee expects that the final payment with respect to such Class of Securities will be made on such Payment Date but only upon presentation and surrender of such Securities at the office of the Trustee therein specified, and

         (2) no interest shall accrue on such Securities from and after the end of the related Interest Accrual Period.

         Any funds not paid to any Holder or Holders of Securities of such Class on such Payment Date because of the failure of such Holder or Holders to tender their Securities shall, on such date, be set aside and held in trust uninvested and credited to the account of the appropriate non-tendering Holder or Holders. If any Securities as to which notice has been given pursuant to this Section 5(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Securityholders instructing such Securityholders to surrender their Securities for cancellation in order to receive the final payment with respect thereto. If within six months after the second notice all such Securities shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Issuer, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Securityholders concerning surrender of their Securities. The costs and expenses of maintaining the funds in trust and of contacting such Securityholders shall be paid out of the assets remaining in the Trust Estate. If within nine months after the second notice any such Securities shall not have been surrendered for cancellation, the Class R and Class RP Securityholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Securityholder on any amount held in trust as a result of such Securityholder's failure to surrender its Security(s) for final payment thereof in accordance with this Section 5(f).

     (g) On each Payment Date, the Trustee shall pay to each Securityholder of record on the related Record Date (other than as provided in Section 5(f) respecting the final payment), in the manner set forth in Section 5(b), such Securityholder's share (based on the aggregate of the Percentage Interests represented by the Securities of the applicable Class held by such Securityholder) of the amount transferred from the Excess Proceeds Account to the Collection Account on the related Collection Account Deposit Date in the following order of priority; first, to the Class FX and Class II Securities (other than the Class FXP and Class P Securities) on a pro rata basis, to the extent of and in proportion to the interest portion of the aggregate amount of all Realized Losses allocated to the Securities of such Classes on such Payment Date or any previous Payment Date in accordance with Section 7 and not subsequently recovered through any payment in accordance with this Section 5(g), and then second, to the Class FX and Class II Securities (other than the Strip Securities) on a pro rata basis, to the extent of and in proportion to the principal portion of the aggregate amount of all Realized Losses allocated to the Securities of such Classes on such Payment Date or any previous Payment Date in accordance with Section 7 and not subsequently recovered through any payment in accordance with Section 5(b), or in accordance with this
         Section 5(g), third, to the Holders of the Class B-1 Securities, fourth, to the Holders of the Class B-2 Securities, fifth, to the Holders of the Class B-3 Securities, sixth, to the Holders of the Class B-4 Securities, seventh, to the Holders of the Class B-5 Securities, eighth, to the Holders of the Class B-6 Securities, in each case to the extent of the aggregate amount of all Realized Losses allocated to the Security of such Class on such Payment Date or any previous Payment Date in accordance with Section 7 and not subsequently recovered through any payment in accordance with this Section 5(g), and then ninth, the remainder to the Holders of the Class RP Securities. There shall be corresponding deemed payments with respect to the Corresponding Classes of Subaccounts. The payment of any amount in accordance with this Section 5(g) shall not have the effect of reducing the Security Principal Balance of any Security (or the Subaccount Principal Balance of any Subaccount) to which such payment is allocated.

6.   Statements to Securityholders.

     On each Payment Date, based on the information provided by the Master Servicer pursuant to Section 4.03 of the Pooling and Servicing Agreement, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Security and to the Issuer, the Loan Seller and with a copy to the Master Servicer a statement as to such payment setting forth:

     (a) (i) the amount of such payment to the Securityholders of each Class applied to reduce the Security Principal Balance thereof, (ii) the aggregate amount included therein representing Principal Prepayments,
         (iii) the Class FXA Prepayment Percentage with respect to the Class FXA Securities, the Class A Prepayment Percentage with respect to the Class A Securities, the Class FXA-5 Lockout Prepayment Percentage with respect to the Class FXA-5 Securities, the Class A-4 Lockout Prepayment Percentage with respect to the Class A-4 Securities and the Class B Percentage applicable to such payment and (iv) the aggregate of the Stated Principal Balances of any Mortgage Loans repurchased during the related Prepayment Period (on aggregate basis and on a Mortgage Loan Group-by-Mortgage Loan Group basis);

     (b) the amount of such payment to the Securityholders of such Class allocable to interest;

     (c) the amount of related servicing compensation and the amount of servicing compensation attributable to penalties and fees received by or on behalf of the Master Servicer and any Sub-Servicers with respect to such Payment Date and such other customary information as the Master Servicer deems necessary or desirable and supplies to the Trustee, or which a Securityholder reasonably requests, to enable Securityholders to prepare their tax returns;

     (d) the amount of Advances (other than Servicing Advance), presented in the aggregate and the amount of principal and the amount of interest Advances included in such payment on such Payment Date;

     (e) the number and aggregate Stated Principal Balance of the Mortgage Loans at the close of business on such Payment Date (on an aggregate basis and on a Mortgage Loan Group-by-Mortgage Loan Group basis);

     (f) the Security Principal Balance of a Single Security of such Class, the aggregate Security Principal Balance of the Class FXA-1 Securities, Class FXA-2 Securities, Class FXA-3 Securities, Class FXA-4 Securities, Class FXA-5 Securities, Class FXA-6 Securities, Class FXA-7 Securities, Class A-1 Securities, Class A-3 Securities, Class A-4 Securities, Class A-5 Securities, Class A-6 Securities, Class A- 7 Securities, Class A-8 Securities, Class A-9 Securities, Class FXP Securities, Class P Securities, Class B-1 Securities, Class B-2 Securities, Class B-3 Securities, Class B-4 Securities, Class B-5 Securities and Class B-6 Securities, respectively, the Notional Amounts for the Class FXS Securities, the Class A-2 Securities, and the Class S Securities, the Class FXA Percentage, the Class A Percentage, the Class B-1 Percentage, the Class B-2 Percentage, the Class B-3 Percentage, the Class B-4 Percentage, Class B-5 Percentage and the Class B-6 Percentage after giving effect to the amounts paid on such Payment Date separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual payment of principal (on an aggregate basis and on a Mortgage Loan Group-by-Mortgage Loan Group basis);

     (g) the number and aggregate Stated Principal Balance of Mortgage Loans
         (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days and (c) delinquent 91 days or more (on an aggregate basis and on a Mortgage Loan Group-by-Mortgage Loan Group basis) as of the close of business on the Determination Date to which such payment relates;

     (h) the number and aggregate Stated Principal Balance of Mortgage Loans as to which foreclosure proceedings have been commenced in each case as of the related Determination Date and which are (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days and (c) delinquent 91 days or more (on an aggregate basis and on a Mortgage Loan Group-by-Mortgage Loan Group basis) as of the close of business on the Determination Date to which such payment relates;

     (i) the number and aggregate Stated Principal Balance of Mortgage Loans as to which bankruptcy proceedings have been commenced in each case as of the related Determination Date and which are (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days and (c) delinquent 91 days or more (on an aggregate basis and on a Mortgage Loan Group-by-Mortgage Loan Group basis) as of the close of business on the Determination Date to which such payment relates;

     (j) with respect to any Mortgage Loan that became a REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Payment Date in such month and the date of acquisition thereof;

     (k) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Payment Date;

     (l) the Security Interest Rate in effect for the preceding calendar month with respect to each Class of Securities (other than the Principal Only Securities and the Residual Securities);

     (m) the remaining aggregate Security Principal Balance of each Class of Securities, after giving effect to the payment made on such Payment Date;

     (n) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount remaining available immediately after such Payment Date;

     (o) the aggregate Realized Losses incurred since the Cut-off Date (on an aggregate basis and on a Mortgage Loan Group-by-Mortgage Loan Group basis); and

     (p) the amount of any Excess Proceeds paid to each Class of Securities and the remaining balance of the Excess Proceeds Account, if any, on such Payment Date, after giving effect to payments made on such date.

     In the case of information furnished pursuant to paragraphs (a)(i), (b) and (c) above, the amounts shall also be expressed as a dollar amount per Single Security.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Security (other than the Class R or Class RP Securities) a statement containing the information set forth in paragraphs
(a)(i),(b) and (c) above, aggregated for such calendar year or applicable portion thereof during which such person was a Securityholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

     On each Payment Date the Trustee shall prepare and forward, to each Holder of a Class R or Class RP Security a copy of the reports forwarded to each of the Securityholders (other than the Class R or Class RP Securityholders) on such Payment Date and a statement setting forth the amounts actually paid with respect to the Class R or Class RP Securities on such Payment Date.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Class R or Class RP Security a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R or Class RP Securityholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

7.   Allocation of Realized Losses.

     The amount of each Realized Loss for each Due Period shall be evidenced by an Officers' Certificate delivered to the Trustee by the Master Servicer pursuant to the Pooling and Servicing Agreement. Realized Losses shall be allocated among the various Classes of Securities as determined by the Trustee in accordance with the following provisions. All Realized Losses in respect of the Mortgage Loans, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated first to the Class B-6 Securities until the Security Principal Balance of the Class B-6 Securities has been reduced to zero, then, to the Class B-5 Securities until the Security Principal Balance of the Class B-5 Securities has been reduced to zero, then, to the Class B-4 Securities until the Security Principal Balance of the Class B-4 Securities has been reduced to zero, then, to the Class B-3 Securities until the Security Principal Balance of the Class B-3 Securities has been reduced to zero, then, to the Class B-2 Securities until the Security Principal Balance of the Class B-2 Securities has been reduced to zero, then, to the Class B-1 Securities until the Security Principal Balance of the Class B-1 Securities has been reduced to zero, and, thereafter,
(x) any such Realized Losses on the Group I Mortgage Loans will be allocated, if any such loss is on a Group I Discount Mortgage Loan, to the Class FXP Securities in an amount equal to the related Discount Fraction of the principal portion of such Realized Loss, and the remainder of such Realized Losses and the entire amount of such Realized Losses on any other Group I Mortgage Loans to the Classes of Class FXA and Class FXS Securities on a pro-rata basis of the then outstanding Security Principal Balances thereof in the case of the principal portion of a Realized Loss or based on the Accrued Interest thereon in the case of an interest portion of a Realized Loss, and (y) any such Realized Losses on the Group II Mortgage Loans will be allocated, if any such loss is on a Group II Discount Mortgage Loan, to the Class P Securities in an amount equal to the related Discount Fraction of the principal portion of such Realized Loss, and the remainder of such Realized Losses and the entire amount of such Realized Losses on any other Group II Mortgage Loans to the Classes of Class A, Class A-2 and Class S Securities on a pro-rata basis of the then outstanding Security Principal Balances thereof in the case of the principal portion of a Realized Loss or based on the Accrued Interest thereon in the case of an interest portion of a Realized Loss. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among all Classes of the Securities (other than the Class FXP and the Class P Securities) pursuant to a Pro Rata Allocation. The principal portion of such losses on Group I Discount Mortgage Loans will be allocated to the Class FXP Securities in an amount equal to the related Discount Fraction thereof and the principal portion of such losses on Group II Discount Mortgage Loans will be allocated to the Class P Securities in an amount equal to the related Discount Fraction thereof, and the remainder of the principal portion of such losses, and the interest portion of such losses on Discount Mortgage Loans will be allocated among all Classes of Securities (other than the Class FXP and the Class P Securities) pursuant to a Pro Rata Allocation. Any Realized Losses allocated to a Class of Securities that has a Security Principal Balance shall be allocated (i) for Realized Losses allocable to principal, to reduce the Security Principal Balance thereof and (ii) for losses allocable to interest, first to reduce unpaid Accrued Interest and then to reduce the Security Principal Balance thereof. Any Realized Losses or interest shortfalls allocated to any Class of Securities shall be allocated to the Subaccounts bearing the same designation. Any Realized Losses allocated to a Subaccount that comprises Components shall be allocated between such Components pro rata based on the Component Principal Balances of such Components. Any Realized Loss that is allocated to the Class B Securities pursuant to this Section 7 will be allocated to the Class IB Subaccount if the Realized Loss is attributable to a Group I Mortgage Loan and to the Class IIB Subaccount if the Realized Loss is attributable to a Group II Mortgage Loan. Realized Losses for each Due Period shall be allocated as provided above on the first Payment Date after the end of such Due Period, immediately after payments on the Securities have been made on such Payment Date.

8.   Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Securityholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Securityholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Securityholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Securityholders pursuant to Section 6 hereof, indicate such amount withheld.

9. Transfer of Certificates to Trustee; Deposits to Collection Account; Pledged Accounts.

     (a) The Certificates shall have been registered in the name of the Trustee or its Qualified Nominee by no later than the Closing Date pursuant to
         Section 2.12(f) (iii) of the Indenture. The Trustee shall have confirmed in writing on or prior to the Closing Date that it is holding such Certificates as Trustee.

     (b) The Issuer shall not be required to deposit funds in the Collection Account on the Closing Date.

10.  Requirements for Issuance of Series 1997-NAMC 3 Securities.

     Except as otherwise expressly provided immediately below and elsewhere herein, no additional items shall be required to be delivered to the Trustee pursuant to Section 2.12(l) of the Indenture in connection with the issuance of the Series 1997-NAMC 3 Securities:

     (a) An executed counterpart of the Pooling and Servicing Agreement.

     (b) A certificate of a Vice President of the Issuer, dated as of the Closing Date, certifying that the representations and warranties made by the Issuer in Section 2.03 of the Pooling and Servicing Agreement are true and correct as of the Closing Date.

     (c) A certificate of a vice president of the Master Servicer and Loan Seller, dated as of the Closing Date, confirming that the representations and warranties made by the

         Master Servicer and Loan Seller in Section 2.03 and 2.04, respectively, of the Pooling and Servicing Agreement are true and correct as of the Closing Date.

11.  Calculations with Respect to Underlying Mortgage Loans.

     Calculations with respect to the Mortgage Loans underlying the Certificates granted as security for the Series 1997-NAMC 3 Securities shall be made on a Mortgage Loan-by-Mortgage Loan basis to the extent required to determine the amounts to be paid on the Securities on each Payment Date.

12.  Certain Defined Terms.

     Capitalized terms used but not defined herein shall, unless the context otherwise requires, bear the respective meanings ascribed to such terms in the Pooling and Servicing Agreement. Sections 1.1 and 2.3 of the Indenture provide that the meaning of certain defined terms used in the Indenture shall, when applied to the Bonds of a particular Series, be as defined in said Section 1.1 but with such additional provisions as are specified in the related Series Supplement. With respect to the Securities, the following provisions shall govern the defined terms set forth below:

     "Accrued Interest": With respect to each Payment Date, as to any Security of any Class (other than the Class FXP Securities and Class P Securities), any Subaccount (other than the Class FXP Subaccount and the Class P Subaccount), and any Component of any Subaccount, one month's interest accrued at the related Security Interest Rate on the Security Principal Balance, Subaccount Principal Balance, Component Principal Balance, Notional Amount or Subaccount Notional Amount, as the case may be, immediately prior to such Payment Date for the related Interest Accrual Period. Accrued Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Interest on any such Class of Securities, Subaccount or Component of a Subaccount, as the case may be, will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by payments by the Master Servicer pursuant to Section 4.01 of the Pooling and Servicing Agreement with respect to such Payment Date, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), not allocated solely to the Subordinate Securities pursuant to Section 7 hereof,
(iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any interest shortfalls due to interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, pro rata in proportion to their respective amounts of Accrued Interest which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to the Subordinate Securities, Accrued Interest on the Subordinate Securities will be reduced by the interest portion (adjusted to the Net Mortgage

Rate) of the portion of Realized Losses that are allocated solely to the Subordinate Securities as applicable, pursuant to Section 7 hereof and any such reduction shall be allocated to the Corresponding Classes of Subaccounts.

     "Available Payment Amount": With respect to any Payment Date, a given Series of Certificates and the related Mortgage Loan Group, for purposes of payments on the Securities, the amount distributed on such Series of Certificates on the Distribution Date immediately preceding such Payment Date. Notwithstanding the foregoing, with respect to the Subordinate Securities, "Available Payment Amount" shall mean, with respect to any Payment Date, the sum of the amount referred to in the preceding sentence with respect to each Mortgage Loan Group for such Payment Date, in each case, after any payments required to made prior to such Classes of Subaccounts on such Payment Date pursuant to Section 5(b).

     "Bankruptcy Amount": As of any date of determination, an amount, equal to the excess, if any, of (1) $100,000.00 (the initial "Bankruptcy Amount") over
(2) the aggregate amount of Bankruptcy Losses allocated solely to the Subordinate Securities prior to such date in accordance with Section 7. The Bankruptcy Amount may be further reduced by the Issuer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Issuer shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the Securities by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

     "Book-Entry Security": Any Security registered in the name of the Depository or its nominee. The Securities initially to be Book-Entry Securities are designated in Section 1(b).

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in California, New York or Illinois (and such other state or states in which any Collection Account is at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

     "Certificates": The Certificates issued pursuant to the Pooling and Servicing Agreement.

     "Class": Collectively, all of the Securities bearing the same designation.

     "Class A Liquidation Amount": With respect to a Payment Date, the aggregate of, for each Group II Mortgage Loan which became a Liquidated Loan during the Prepayment Period relating to the Distribution Date immediately preceding such Payment Date, the lesser of (i) the Class A Percentage of the principal balance of such Mortgage Loan (exclusive of the Discount Fraction thereof, with respect to any Group II Discount Mortgage Loan) and (ii) the then-applicable Class A Prepayment Percentage of the Group II Liquidation Principal with respect to such Mortgage Loan.

     "Class A Percentage": With respect to any Payment Date, the lesser of (i) 100% and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate Security Principal

Balance of the Class A Securities, immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Group II Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Group II Discount Mortgage Loan) as of the second preceding Due Date.

     "Class A Prepayment Percentage": The Class A Prepayment Percentage shall equal, with respect to any Payment Date, the percentage indicated below:

Payment Date                             Class A Prepayment Percentage
------------                             -----------------------------
October 1997 through September 2002      100%
October 2002 through September 2003      Class A Percentage, plus 70% of the
                                         Group II Subordinate Percentage with
                                         respect to such Payment Date
October 2003 through September 2004      Class A Percentage, plus 60% of the
                                         Group II Subordinate Percentage with
                                         respect to such Payment Date
October 2004 through September 2005      Class A Percentage, plus 40% of the
                                         Group II Subordinate Percentage with
                                         respect to such Payment Date
October 2005 through September 2006      Class A Percentage, plus 20% of the
                                         Group II Subordinate Percentage with
                                         respect to such Payment Date
October 2006 and thereafter              the Class A Percentage

Any scheduled reduction to the Class A Prepayment Percentage described above shall not be made as of any Payment Date, unless both (i)(X) the average outstanding principal balance of the Group II Mortgage Loans delinquent 60 days or more over the last six months, as a percentage of the Class B Loan Group II Component Balance, is less than 50% or (Y) the average outstanding principal balance of the Group II Mortgage Loans delinquent 60 days or more over the last six months, as a percentage of the aggregate average outstanding principal balance of all Group II Mortgage Loans over the last six months, does not exceed 2% and (ii) Realized Losses on the Group II Mortgage Loans to date for such Payment Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Payment Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial Class B Loan Group II Component Balance. Notwithstanding the above, if on any Payment Date, the Class FXA Percentage exceeds the initial Class FXA Percentage, then the Class A Prepayment Percentage for each such Payment Date will equal 100%. Further, upon the reduction of the Class A Subaccount Principal Balance of all of the Class A Subaccounts to zero, the Class A Prepayment Percentage shall equal zero.

     "Class A Principal Payment Amount": As to any Payment Date, the sum of (i) the Class A Percentage of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Discount Mortgage Loan Principal Payment Amount for such Payment Date), (ii) the Class A Prepayment Percentage of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Discount Mortgage Loan Principal Payment Amount for such Payment
Date), and (iii) the Class A Liquidation Amount for such Payment Date.

     "Class A Security": Any one of the Class A-1 Securities, Class A-3 Securities, the Class A-4 Securities, the Class A-5 Securities, the Class A-6 Securities, the Class A-7 Securities, the Class A-8 Securities or the Class A-9 Securities.

     "Class A Subaccounts": The Class A-1 Subaccount, Class A-3 Subaccount, Class A-4 Subaccount, Class A-5 Subaccount, Class A-6 Subaccount, Class A-7 Subaccount, Class A-8 Subaccount, or Class A-9 Subaccount.

     "Class A-1 Component 1": A Component of the Class A-1 Subaccount having an initial Component Principal Balance of $12,453,396.00.

     "Class A-1 Component 1 Planned Component Principal Balance": With respect to a Payment Date and Class A-1 Component 1, the amount set forth as the "Class A-1 Component 1 Planned Component Principal Balance" on Schedule A hereto.

     "Class A-1 Component 2": A Component of the Class A-1 Subaccount having an initial Component Principal Balance of $10,559,953.00.

     "Class A-1 Component 2 Planned Component Principal Balance": With respect to a Payment Date and Class A-1 Component 2, the amount set forth as the "Class A-1 Component 2 Planned Component Principal Balance" on Schedule B hereto.

     "Class A-1 Security": Any one of the Class A-1 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-2 Notional Amount": With respect to any Payment Date, the sum of
(A) the product of (x) 8.9655172414% and (y) the Component Principal Balance of Class A-1 Component 1, and (B) the product of (x) 8.9655172414% and (y) the Component Principal Balance of Class A-1 Component 2. The initial Class A-2 Notional Amount shall be $2,063,265.77.

     "Class A-2 Security": Any one of the Class A-2 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-2 Subaccount Notional Amount": With respect to any Payment Date, an amount equal to the Class A-2 Notional Amount with respect to such Payment Date.

     "Class A-3 Security": Any one of the Class A-3 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-4 Lockout Liquidation Amount": With respect to a Payment Date, the aggregate of, for each Group II Mortgage Loan which became a Liquidated Loan during the Prepayment Period relating to the Distribution Date immediately preceding such Payment Date, the lesser of (i) the Class A-4 Lockout Percentage with respect to such Payment Date of the Stated Principal Balance of such Mortgage Loan (exclusive of the Discount Fraction thereof, if applicable) as of the second preceding Due Date and (ii) with respect to such Payment Date, the Class A-4 Lockout Prepayment Percentage of the Group II Liquidation Principal with respect to such Mortgage Loan.

     "Class A-4 Lockout Percentage": For any Payment Date occurring prior to the Payment Date occurring in October 2002, 0%, and with respect to any Payment Date occurring in October 2002 and thereafter, the lesser of (i) 100% and (ii) the aggregate Security Principal Balances of the Class A-4 Securities immediately prior to such Payment Date divided by the aggregate Stated Principal Balances of the Group II Mortgage Loans (less the aggregate Security Principal Balance of the Class P Securities) as of the second preceding Due Date.

     "Class A-4 Lockout Prepayment Percentage": With respect to a Payment Date, the product of (a) the Class A-4 Lockout Percentage with respect to such Payment Date and (b) the Step Down Percentage with respect to such Payment Date; provided, however, if on any Payment Date the Security Principal Balances of the Class A Securities, other than the Class A-4 Securities (or the Subaccount Principal Balances of the Class A Subaccounts, other than the Class A-4 Subaccount), have been reduced to zero, the Class A-4 Lockout Prepayment Percentage shall be equal to the Class A Prepayment Percentage for such Payment Date.

     "Class A-4 Lockout Principal Payment Amount": For any Payment Date, the sum of (i) the Class A-4 Lockout Percentage of the Principal Payment Amount for Group II with respect to such Payment Date (exclusive of the portion thereof attributable to the Class P Principal Payment Amount), (ii) with respect to such Payment Date, the Class A-4 Lockout Prepayment Percentage of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Discount Mortgage Loan Principal Payment Amount), and (iii) the Class A-4 Lockout Liquidation Amount with respect to such Payment Date.

     "Class A-4 Security": Any one of the Class A-4 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-5 Security": Any one of the Class A-5 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-6 Security": Any one of the Class A-6 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-7 Security": Any one of the Class A-7 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-7 Targeted Principal Balance": With respect to a Payment Date and the Class A-7 Subaccount, the amount set forth as the "Class A-7 Targeted Principal Balance" on Schedule C hereto.

     "Class A-8 Security": Any one of the Class A-8 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class A-8 Targeted Principal Balance": With respect to a Payment Date and the Class A-8 Subaccount, the amount set forth as the "Class A-8 Targeted Principal Balance" on Schedule D hereto.

     "Class A-9 Component 1": A Component of the Class A-9 Subaccount having an initial Component Principal Balance of $1,082,000.00

     "Class A-9 Component 1 Accretion Amount": With respect to any Payment Date through the Class A-9 Component 1 Accretion Termination Date, the Accrued Interest with respect to Class A-9 Component 1 and such Payment Date.

     "Class A-9 Component 1 Accretion Termination Date": The earlier of (i) the Credit Support Depletion Date and (ii) the Payment Date on which the Subaccount Principal Balance of the Class A-7 Subaccount is reduced to zero.

     "Class A-9 Component 2": A Component of the Class A-9 Subaccount having an initial Component Principal Balance of $1,606,000.00

     "Class A-9 Component 2 Accretion Amount": With respect to any Payment Date through the Class A-9 Component 2 Accretion Termination Date, the Accrued Interest with respect to Class A-9 Component 2 and such Payment Date.

     "Class A-9 Component 2 Accretion Termination Date": The earlier of (i) the Credit Support Depletion Date and (ii) the Payment Date on which the Subaccount Principal Balance of the Class A-8 Subaccount is reduced to zero.

     "Class A-9 Security": Any one of the Class A-9 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class B Loan Group I Component Balance": For any Payment Date, the excess, if any, of (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans, as of the second preceding Due Date after giving effect to principal payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments paid on the prior Payment Date over (ii) the then outstanding Security Principal Balance of the Class FX Securities (prior to reflecting principal payments to be made on such Payment Date).

     "Class B Loan Group II Component Balance": For any Payment Date, the excess, if any, of (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans, as of the second preceding Due Date after giving effect to principal payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments paid on the prior Payment Date over (ii) the then outstanding aggregate Security Principal Balance of the Class II Securities (prior to reflecting principal payments to be made on such Payment Date).

     "Class B Percentage": With respect to any Payment Date, the sum of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage and Class B-6 Percentage, each with respect to such Payment Date.

     "Class B Subaccount": The Class IB Subaccount and Class IIB Subaccount.

     "Class B-1 Percentage": With respect to any Payment Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the Security Principal Balance of the Class B-1 Securities immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the aggregate of the related Discount Fraction of each such Stated Principal Balance) as of the second preceding Due Date.

     "Class B-1 Security": Any one of the Class B-1 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Securities with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class B-2 Percentage": With respect to any Payment Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the Security Principal Balance of the Class B-2 Securities immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the aggregate of the related Discount Fraction of each such Stated Principal Balance) as of the second preceding Due Date.

     "Class B-2 Security": Any one of the Class B-2 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Securities and the Class B-1 Securities with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class B-3 Percentage": With respect to any Payment Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the Security Principal Balance of the Class B-3 Securities immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the aggregate of the related Discount Fraction of each such Stated Principal Balance) as of the second preceding Due Date.

     "Class B-3 Security": Any one of the Class B-3 Securities, executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Securities, Class B-1 Securities and Class B-2 Securities with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class B-4 Percentage": With respect to any Payment Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the Security Principal Balance of the Class B-4 Securities immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the aggregate of the related Discount Fraction of each such Stated Principal Balance) as of the second preceding Due Date.

     "Class B-4 Security": Any one of the Class B-4 Securities, executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Securities, Class B-1 Securities, Class B-2 Securities and Class B-3 Securities with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class B-5 Percentage": With respect to any Payment Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the Security Principal Balance of the Class B-5 Securities immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the aggregate of the related Discount Fraction of each such Stated Principal Balance) as of the second preceding Due Date.

     "Class B-5 Security": Any one of the Class B-5 Securities, executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Securities, Class B-1 Securities, Class B-2 Securities, Class B-3 Securities and Class B-4 Securities with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class B-6 Percentage": With respect to any Payment Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the Security Principal Balance of the Class B-6 Securities immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the aggregate of the related Discount Fraction of each such Stated Principal Balance) as of the second preceding Due Date.

     "Class B-6 Security": Any one of the Class B-6 Securities, executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Securities, Class B-1 Securities, Class B-2 Securities, Class B-3 Securities, Class B-4 Securities and Class B-5 Securities with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FX Security": Any one of the Class FXA Securities, the Class FXP Securities, the Class FXS Securities, the Class R Securities or the Class RP Securities.

     "Class FX Subaccount": Any or all of the Class FXA Subaccounts, the Class FXP Subaccount, the Class FXS Subaccount and the Class R Subaccount, as appropriate.

     "Class FXA Liquidation Amount": With respect to a Payment Date, the aggregate of, for each Group I Mortgage Loan which became a Liquidated Loan during the Prepayment Period relating to the Distribution Date immediately preceding such Payment Date, the lesser of (i) the Class FXA Percentage of the principal balance of such Mortgage Loan (exclusive of the Discount Fraction thereof, with respect to any Group I Discount Mortgage Loan) and (ii) the then-applicable Class FXA Prepayment Percentage of the Group I Liquidation Principal with respect to such Mortgage Loan.

     "Class FXA Percentage": With respect to any Payment Date, the lesser of
(i) 100% and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate Security Principal Balance of the Class FXA and Residual Securities immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Group I Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Group I Discount Mortgage Loan) as of the second preceding Due Date.

     "Class FXA Prepayment Percentage": The Class FXA Prepayment Percentage shall equal, with respect to any Payment Date, the percentage indicated below:

Payment Date                            Class FXA Prepayment Percentage
------------                            -------------------------------
October 1997 through September 2002     100%
October 2002 through September 2003     Class FXA Percentage, plus 70% of the
                                        Group I Subordinate Percentage with
                                        respect to such Payment Date
October 2003 through September 2004     Class FXA Percentage, plus 60% of the
                                        Group I Subordinate Percentage with
                                        respect to such Payment Date
October 2004 through September 2005     Class FXA Percentage, plus 40% of the
                                        Group I Subordinate Percentage with
                                        respect to such Payment Date
October 2005 through September 2006     Class FXA Percentage, plus 20% of the
                                        Group I Subordinate Percentage with
                                        respect to such Payment Date
October 2006 and thereafter             the Class FXA Percentage

Any scheduled reduction to the Class FXA Prepayment Percentage described above shall not be made as of any Payment Date unless both (i)(X) the average outstanding principal balance of the Group I Mortgage Loans delinquent 60 days or more over the last six months, as a percentage of the Class B Loan Group I Component Balance, is less than 50% or (Y) the average outstanding principal balance of the Group I Mortgage Loans delinquent 60 days or more over the last six months, as a percentage of the aggregate average outstanding principal balance of all Group I Mortgage Loans over the last six months, does not exceed 2% and (ii) Realized Losses on the Group I Mortgage Loans to date for such Payment Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Payment Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial Class B Loan Group I Component Balance. Notwithstanding the above, if on any Payment Date, the Class A Percentage exceeds the initial Class A Percentage, then the Class FXA Prepayment Percentage for each such Payment Date will equal 100%. Further, upon the reduction of the aggregate Subaccount Principal Balance of the Class FXA Subaccounts to zero, the Class FXA Prepayment Percentage will equal 0%.

     "Class FXA Principal Payment Amount": As to any Payment Date, the sum of
(i) the Class FXA Percentage of the Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Discount Mortgage Loan Principal Payment Amount for such Payment Date), (ii) the Class FXA Prepayment Percentage of the Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Discount Mortgage Loan Principal Payment Amount for such Payment Date), and (iii) the Class FXA Liquidation Amount for such Payment Date.

     "Class FXA Security": Any one of the Class FXA-1 Securities, Class FXA-2 Securities, Class FXA-3 Securities, Class FXA-4 Securities, Class FXA-5 Securities, Class FXA-6 Securities, or Class FXA-7 Securities.

     "Class FXA Subaccounts": Any or all of the Class FXA-1 Subaccount, Class FXA-2 Subaccount, Class FXA-3 Subaccount, Class FXA-4 Subaccount, Class FXA-5 Subaccount, Class FXA-6 Subaccount, and Class FXA-7 Subaccount, as appropriate.

     "Class FXA-1 Security": Any one of the Class FXA-1 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXA-2 Security": Any one of the Class FXA-2 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXA-3 Security": Any one of the Class FXA-3 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXA-4 Security": Any one of the Class FXA-4 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXA-5 Lockout Liquidation Amount": With respect to a Payment Date, the aggregate of, for each Group I Mortgage Loan which became a Liquidated Loan during the Prepayment Period relating to the Distribution Date immediately preceding such Payment Date, the lesser of (i) the Class FXA-5 Lockout Percentage with respect to such Payment Date of the Stated Principal Balance of such Mortgage Loan (exclusive of the Discount Fraction thereof, if applicable) as of the second preceding Due Date and (ii) with respect to such Payment Date, the Class FXA-5 Lockout Prepayment Percentage of the Group I Liquidation Principal with respect to such Mortgage Loan.

     "Class FXA-5 Lockout Percentage": For any Payment Date, the lesser of (i) 100% and (ii) the aggregate Security Principal Balances of the Class FXA-5 Securities immediately prior to such Payment Date divided by the aggregate Stated Principal Balances of the Group I Mortgage Loans (less the aggregate Security Principal Balance of the Class FXP Securities) as of the second preceding Due Date.

     "Class FXA-5 Lockout Prepayment Percentage": With respect to a Payment Date, the product of (a) the Class FXA-5 Lockout Percentage with respect to such Payment Date and (b) the Step Down Percentage with respect to such Payment Date; provided, however, if on any Payment Date the Security Principal Balances of the Class FXA Securities, other than the Class FXA-5 Securities (or the Subaccount Principal Balances of the Class FXA Subaccounts, other than the Class FXA-5 Subaccount), have been reduced to zero, the Class FXA-5 Lockout Prepayment Percentage shall be equal to the Class FXA Prepayment Percentage for such Payment Date.

     "Class FXA-5 Lockout Principal Payment Amount": For any Payment Date, the sum of (i) with respect to such Payment Date, the Class FXA-5 Lockout Percentage of the Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Discount Mortgage Loan Principal Payment Amount), (ii) with respect to such Payment Date, the Class FXA-5 Lockout Prepayment Percentage of the Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Discount Mortgage Loan Principal Payment Amount), and (iii) the Class FXA-5 Lockout Liquidation Amount with respect to such Payment Date.

     "Class FXA-5 Security": Any one of the Class FXA-5 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXA-6 Security": Any one of the Class FXA-6 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXA-7 Security": Any one of the Class FXA-7 Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXP Discount Mortgage Loan Principal Payment Amount": With respect to any Payment Date, an amount equal to the aggregate for all Group I Discount Mortgage Loans of the product for each Group I Discount Mortgage Loan of the applicable Discount Fraction and the sum of (x) scheduled payments of principal on such Group I Discount Mortgage Loan due on or before the related Due Date in respect of which no payment has been made on any previous Payment Date and which were received by the Determination Date, or which have been advanced as part of an Advance with respect to such Payment Date, and (y) any Principal Prepayment received in respect of such Group I Discount Mortgage Loan during the related Prepayment Period.

     "Class FXP Security": Any one of the Class FXP Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXS Notional Amount": With respect to any Payment Date shall equal the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Payment Date, as of the Cut-off Date, of the Group I Premium Mortgage Loans and
(y) a fraction, the numerator of which is the weighted average of the Class FXS Pool Strip Rates for the Group I Premium Mortgage Loans and the denominator of which is 7.25%. The initial Class FXS Notional Amount shall be $22,244,414.34.

     "Class FXS Pool Strip Rate": With respect to each Non-Discount Mortgage Loan which is a Group I Mortgage Loan and any Payment Date, the Class FXS Pool Strip Rate is equal to the then-applicable Net Mortgage Rate thereon minus 7.25% per annum, and with respect to each Group I Discount Mortgage Loan and any Payment Date, the Class FXS Pool Strip Rate is equal to zero.

     "Class FXS Security": Any one of the Class FXS Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class FXS Subaccount Notional Amount": With respect to any Payment Date, an amount equal to the Class FXS Notional Amount with respect to such Payment Date.

     "Class P Discount Mortgage Loan Principal Payment Amount": With respect to any Payment Date, an amount equal to the aggregate for all Group II Discount Mortgage Loans of the product for each Group II Discount Mortgage Loan of the applicable Discount Fraction and the sum of (x) scheduled payments of principal on such Group II Discount Mortgage Loan due on or before the related Due Date in respect of which no payment has been made on any previous Payment Date and which were received by the Determination Date, or which have been advanced as part of an Advance with respect to such Payment Date, and (y) the portion of the Principal Prepayment Amount for Group I received in respect of such Group II Discount Mortgage Loan during the related Prepayment Period.

     "Class P Security": Any one of the Class P Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class R Security": Any one of the Class R Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B-2 and evidencing an interest designated as a "residual interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class RP Security": Any one of the Class RP Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B-2 and evidencing an interest designated as a "residual interest" in the Lower REMIC for purposes of the REMIC Provisions.

     "Class S Notional Amount": With respect to any Payment Date, the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Payment Date, as of the Cut-off Date, of the Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Class II Pool Strip Rates for the Group II Premium Rate Mortgage Loans and the denominator of which is 7.25%. The initial Class S Notional Amount shall be $[8,500,913.79].

     "Class S Security": Any one of the Class S Securities executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A, senior with respect to payments and the allocation of Realized Losses as set forth in Sections 5 and 7, and evidencing an interest designated as a "regular interest" in the Upper REMIC for purposes of the REMIC Provisions.

     "Class S Subaccount Notional Amount": With respect to any Payment Date, an amount equal to the Class 5 Notional Amount with respect to such Payment Date.

     "Class II Security": Any one of the Class A Securities, the Class P Securities, the Class S Securities or the Class A-2 Securities.

     "Class II Subaccount": Any or all of the Class A Subaccounts, the Class P Subaccount, the Class S Subaccount and the Class A-2 Subaccount, as appropriate.

     "Closing Date": September 30, 1997.

     "Collection Account": The Eligible Account established by the Trustee pursuant to Section 5 hereof into which distributions in respect of the Certificates shall be deposited.

     "Component": Any of the Class A-1 Component 1, Class A-1 Component 2, Class A-9 Component 1 or Class A-9 Component 2.

     "Component Principal Balance": With respect to a Component, on any date of determination, an amount equal to (i) the initial Component Principal Balance thereof as set forth in the definition thereof, minus (ii) the sum of (x) the aggregate of all amounts previously allocated to such Component and applied to reduce the Component Principal Balance thereof pursuant to Section 5(b) and (y) the aggregate of all reductions in the Component Principal Balance thereof in connection with Realized Losses which were previously allocated to such Component pursuant to Section 7, plus (iii) in the case of Class A-9 Component 1 and Class A-9 Component 2, the Class A-9 Component 1 Accretion Amount and the Class A-9 Component 2 Accretion Amount, respectively, each with respect to each applicable Payment Date, which shall be deemed to be added to the respective Component Principal Balances thereof on each Payment Date (immediately prior to the time allocations of payments are made pursuant to Section 5(b)) through the Class A-9 Component 1 Accretion Termination Date and the Class A-9 Component 2 Accretion Terminate Date, respectively.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Series 1997-NAMC 3 Supplement shall be administered, which office at the date of the execution of this Agreement is located at One First National Plaza, Mail Suite 0126, Chicago, Illinois 60670-0126, Attention: CMCSC IV/North American 1997-NAMC 3.

     "Corresponding Class": With respect to each Class of Subaccount, the one or more Classes of Securities designated as such in the Preliminary Statement.

     "Credit Support Depletion Date": The first Payment Date on which the Senior Percentage equals 100%.

     "Cut-off Date": September 1, 1997.

     "Definitive Security": Any definitive, fully registered Security.

     "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Securities that are to be Book-Entry Securities is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     "Depository Participant": A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Discount Fraction": With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 7.25% minus the Net Mortgage Rate for such Mortgage Loan as of the Cut-off Date and the denominator of which is 7.25%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit H attached hereto.

     "Discount Mortgage Loan": Any Group I Discount Mortgage Loan or Group II Discount Mortgage Loan.

     "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax, and except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Residual Security by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Securities (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Security to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

     "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Securityholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Payment Date next following the date of investment in such collateral or the Payment Date if such Permitted Instrument is an obligation of the institution that maintains the Collection Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Collection Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Securities then rated by the Rating Agencies). Eligible Accounts may bear interest.

     "ERISA Prohibited Bonds": The Class R and Class RP Securities.

     "ERISA Restricted Bonds": The Class FXS, Class S, Class A-2, Class B-3, Class B-4, Class B-5 and Class B-6 Securities.

     "Group I": The Mortgage Loans identified as Group I on the Mortgage Loan Schedule, which are the Mortgage Loans relating to the Series 1997-NAMC 3-A Certificates. Group I is the Mortgage Loan Group that relates to the Class FX Securities and the Class FX Subaccounts.

     "Group I Discount Mortgage Loan": Any Group I Mortgage Loan having a Net Mortgage Rate of less than 7.25% per annum as of the Cut-off Date.

     "Group I Liquidation Principal": With respect to a Payment Date, the principal portion of Liquidation Proceeds received with respect to a Group I Mortgage Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the relating Prepayment Period, exclusive of the portion thereof attributable to the Class FXP Discount Mortgage Loan Principal Payment Amount with respect to such Payment Date.

     "Group I Mortgage Loan": A Mortgage Loan in Group I.

     "Group I Premium Mortgage Loan": Any Group I Mortgage Loan having a Net Mortgage Rate in excess of 7.25% per annum as of the Cut-off Date.

     "Group I Subordinate Percentage": For any Payment Date, the excess of 100% over the Class FXA Percentage with respect to such Payment Date.

     "Group I Subordinate Prepayment Percentage": For any Payment Date, the excess of 100% over the Class FXA Prepayment Percentage with respect to such Payment Date.

     "Group II": The Mortgage Loans identified as Group II on the Mortgage Loan Schedule, which are the Mortgage Loans relating to the Series 1997-NAMC 3-B Certificates. Group II is the Mortgage Loan Group that relates to the Class II Securities and the Class II Subaccounts.

     "Group II Discount Mortgage Loan": Any Group II Mortgage Loan having a Net Mortgage Rate of less than 7.25% per annum as of the Cut-off Date.

     "Group II Liquidation Principal": With respect to a Payment Date, the principal portion of Liquidation Proceeds received with respect to a Group II Mortgage Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the relating Prepayment Period, exclusive of the portion thereof attributable to the Class P Discount Mortgage Loan Principal Payment Amount with respect to such Payment Date.

     "Group II Mortgage Loan": A Mortgage Loan in Group II.

     "Group II Premium Mortgage Loan": Any Group II Mortgage Loan having a Net Mortgage Rate in excess of 7.25% per annum as of the Cut-off Date.

     "Group II Subordinate Percentage": For any Payment Date, the excess of 100% over the Class A Percentage with respect to such Payment Date.

     "Group II Subordinate Prepayment Percentage": For any Payment Date, the excess of 100% over the Class A Prepayment Percentage with respect to such Payment Date.

     "Initial Purchaser": Donaldson, Lufkin & Jenrette Securities Corporation.

     "Interest Accrual Period": With respect to any Payment Date, the immediately preceding calendar month.

     "Issuer": CMC Securities Corporation IV or its successor in interest.

     "Junior Bond Writedown Amount": Zero.

     "Liquidation Principal": The principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the related Prepayment Period for any Payment Date, exclusive of the portion thereof attributable to
(i) the Class FXP Discount Mortgage Loan Principal Payment Amount with respect to such Payment Date, if such Mortgage Loan is a Group I Mortgage Loan or (ii) the Class P Discount Mortgage Loan Principal Payment Amount, if such Mortgage Loan is a Group II Mortgage Loan.

     "Lower REMIC": The REMIC consisting of the Trust Estate, other than the Subaccounts.

     "Lower REMIC Interests": Any one of the Class of regular interests in the Lower REMIC described as such in Section 15(a).

     "Mortgage Loan": Each of the mortgage loans pooled to form the Certificates.

     "Mortgage Loan Group": Either Group I or Group II.

     "Non-Discount Mortgage Loan": Any Mortgage Loan that is not a Discount Mortgage Loan.

     "Non-United States Person": Any Person other than a United States Person.

     "Notional Amount": Any of the Class FXS Notional Amount, the Class S Notional Amount, the Class A-2 Notional Amount, the Class FXS Subaccount Notional Amount, the Class S Subaccount Notional Amount or the Class A-2 Subaccount Notional Amount.

     "Overcollateralized": On any Payment Date (after giving effect to payments to be made on such date), (i) the Class FX Subaccounts are Overcollateralized if the aggregate Stated Principal Balance of the Group I Mortgage Loans, less the applicable Discount Fraction of any Group I Discount Mortgage Loans, exceeds the aggregate Subaccount Principal Balance of the Class FX Subaccounts, and (ii) the Class II Subaccounts are Overcollateralized if the aggregate Stated Principal Balance of the Group II Mortgage Loans, less the applicable Discount Fraction of any Group II Discount Mortgage Loans, exceeds the aggregate Subaccount Principal Balance of the Class II Subaccounts.

     "Ownership Interest": As to any Security, any ownership or security interest in such Security, including any interest in such Security as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Payment Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on October 27, 1997.

     "Payoff Period": With respect to the first Payment Date, the period from the Cut-Off Date through October 14, 1997, inclusive; and with respect to any Payment Date thereafter, the period from the 15th day of the prior month through the 14th day of the month of such Payment Date, inclusive.

     "Percentage Interest": (a) With respect to any Security (other than a Residual Security), the interest in the related Class evidenced by such Security, which as to each such Security shall be equal to the initial Security Principal Balance (or Notional Amount, as applicable) thereof divided by the aggregate initial Security Principal Balance (or Notional Amount, as applicable) of all of the Securities of the same Class, expressed as a percentage carried to four decimal places; and (b) with respect to any Residual Security, the interest in payments to be made with respect to the related Class evidenced thereby, expressed as a percentage carried to four decimal places.

     "Permitted Instruments": Any one or more of the following:

                          (i) direct obligations of, or obligations, the timely payment of which, are fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                          (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories;

                          (iii) securities of deposit, time deposits, demand
                                deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating;

                          (iv)  money market funds organized under the
                                Investment Company Act of 1940 or common trust funds rated not less than "AAAm" by Standard & Poor's, not less than "Aaa" by Moody's Investors Services and not less than "AAA" by DCR, if rated by DCR;


                          (v) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating; and

                          (vi) any other obligation or security acceptable to the Rating Agencies (as certified by a letter from each Rating Agency to the Trustee) in respect of mortgage pass-through securities rated in one of its two highest rating categories;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

     "Permitted Transferee": Any transferee of a Class R or Class RP Security other than a NonUnited States Person or Disqualified Organization.

     "Pooling and Servicing Agreement": The Pooling and Servicing Agreement dated as of September 1, 1997, among the Issuer, as Seller, the Trustee, as Trustee, and North American Mortgage Company, as Master Servicer and Loan Seller, pursuant to which the Certificates were issued.

     "Prepayment Assumption": With respect to the Group I Mortgage Loans, 100% of the "Alternative Prepayment Assumption" as defined in the Prospectus Supplement, and with respect to the Group II Mortgage Loans, 250% of the "Basic Prepayment Assumption" as defined in the Prospectus Supplement, used solely for determining the rate of accrual of original issue discount, market discount and amortizable premium on the related Securities for federal income tax purposes. The "Basic Prepayment Assumption" represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its then outstanding principal balance for the life of such mortgage loans.

     "Prepayment Period": As to any Payment Date, with respect to (i) Payoffs, the Payoff Period, and (ii) Curtailments, the calendar month preceding the month in which such Payment Date occurs.

     "Principal Only Security": Each of the Class FXP Securities and Class P Securities.

     "Principal Payment Amount": For any Payment Date and for any Mortgage Loan Group, the sum of the scheduled principal payments on the Mortgage Loans in such Mortgage Loan Group due on the related Due Date.

     "Principal Prepayment Amount": For any Payment Date and for any Mortgage Loan Group, the sum of (i) all Curtailments in respect of the Mortgage Loans in such Mortgage Loan Group which were received during the related Prepayment Period, (ii) all Payoffs in respect of the Mortgage Loans in such Mortgage Loan Group received during the related Prepayment Period, (iii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such

Mortgage Loan Group which was repurchased as permitted or required by the Pooling and Servicing Agreement during the calendar month preceding the month of such Payment Date and (iv) any other unscheduled payments of principal which were received from the Mortgage Loans in such Mortgage Loan Group during such preceding calendar month, other than Payoffs, Curtailments or Liquidation Principal.

     "Pro Rata Allocation": The allocation of (i) the principal portion of losses relating to a Mortgage Loan to all Classes of Securities, other than the Principal Only Securities, pro rata according to their respective Security Principal Balances, except if the loss is recognized with respect to a Group I Discount Mortgage Loan or a Group II Discount Mortgage Loan, the applicable Discount Fraction of such loss will first be allocated to the related Principal Only Securities, and (ii) of the interest portion of losses relating to a Mortgage Loan to all Classes of Securities pro rata according to the amount of interest accrued on each such Class, other than the Principal Only Securities, in reduction thereof and then in reduction of their related Security Principal Balance.

     "Prospectus Supplement": The Prospectus Supplement dated September 26, 1997 relating to the Securities.

     "Record Date": With respect to each Payment Date, the last Business Day of the month preceding the month in which such Payment Date occurs.

     "Regular Security": Any of the Securities other than the Class RP Securities or Class R Securities.

     "REMIC": A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     "Residual Security": Any of the Class R Securities or Class RP Securities.

     "Rule 144A": Rule 144A under the Securities Act of 1933, as amended, as in effect from time to time.

     "Security": Any Class FXA-1 Security, Class FXA-2 Security, Class FXA-3 Security, Class FXA-4 Security, Class FXA-5 Security, Class FXA-6 Security, Class FXA-7 Security, Class FXP Security, Class FXS Security, Class A-1 Security, Class A-2 Security, Class A-3 Security, Class A-4 Security, Class A-5 Security, Class A-6 Security, Class A-7 Security, Class A-8 Security, Class A-9 Security, Class P Security, Class S Security, Class B-1 Security, Class B-2 Security, Class B-3

Security, Class B-4 Security, Class B-5 Security, Class B-6 Security, Class RP Security or Class R Security.

     "Security Account Deposit Date": With respect to any Payment Date, the Business Day immediately prior thereto.

     "Security Interest Rate": With respect to (i) each Class of Securities and the corresponding Subaccounts (other than the Principal Only Securities and the corresponding Subaccounts) the per annum rate set forth in the Preliminary Statement hereto.

     "Security Payment Amount": The amounts to be paid to the holders of the Securities (other than the Class RP Securities) pursuant to Section 5.

     "Security Owner": With respect to a Book-Entry Security, the Person who is the beneficial owner of such Security, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     "Security Principal Balance": With respect to each Class FXA-1 Security, Class FXA-2 Security, Class FXA-3 Security, Class FXA-4 Security, Class FXA-5 Security, Class FXA-6 Security, Class FXA-7 Security, Class FXP Security, Class A-1 Security, Class A-3 Security, Class A-5 Security, Class A-6 Security, Class A-7 Security, Class A-8 Security, Class A-9 Security, Class P Security, Class R Security and Class RP Security, on any date of determination, an amount equal to (i) the initial Security Principal Balance of such Security, minus (ii) the sum of (a) the aggregate of all amounts previously paid with respect to such Security (or any predecessor Security) and applied to reduce the Security Principal Balance thereof pursuant to Section 5(b), and (b) the aggregate of all reductions in Security Principal Balance in connection with Realized Losses which were previously allocated to such Security (or any predecessor Security) pursuant to Section 7. With respect to each Class B-1 Security, on any date of determination, an amount equal to (i) the initial Security Principal Balance of such Class B-1 Security, as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously paid with respect to such

Security (or any predecessor Security) and applied to reduce the Security Principal Balance thereof pursuant to Section 5(b), and (b) the aggregate of all reductions in Security Principal Balance in connection with Realized Losses which were previously allocated to such Security (or any predecessor Security) pursuant to Section 7; provided that if the Security Principal Balances of the Class B-2 Securities, Class B-3 Securities, Class B-4, Class B-5 Securities and Class B-6 Securities have been reduced to zero, the Security Principal Balance of each Class B-1 Security, at any given time shall thereafter be an amount equal to (i) the Percentage Interest evidenced by such Security times (ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (b) the sum of the then aggregate Security Principal Balance of all of the Senior Securities. With respect to each Class B-2 Security, on any date of determination, an amount equal to (i) the initial Security Principal Balance of such Class B-2 Security, as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously paid with respect to such Security (or any predecessor Security) and applied to reduce the Security Principal Balance thereof pursuant to Section 5(b), and (b) the aggregate of all reductions in Security Principal Balance in connection with Realized Losses which were previously allocated to such Security (or any predecessor Security) pursuant to Section 7; provided, that if the Security Principal Balance of the Class B-3 Securities, Class B-4 Securities, Class B-5 Securities and Class B-6 Securities has been reduced to zero, the Security Principal Balance of each Class B-2 Security at any given time shall thereafter be an amount equal to (i) the Percentage Interest evidenced by such Security times (ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (b) the sum of the then aggregate Security Principal Balance of all of the Senior Securities and Class B-1 Securities. With respect to each Class B-3 Security, on any date of determination, an amount equal to (i) the initial Security Principal Balance of such Class B-3 Security, as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously paid with respect to such Security (or any predecessor Security) and applied to reduce the Security Principal Balance thereof pursuant to Section 5(a), and (b) the aggregate of all reductions in Security Principal Balance in connection with Realized Losses which were previously allocated to such Security (or any predecessor Security) pursuant to Section 7; provided, that if the Security Principal Balance of the Class B-4 Securities, Class B-5 Securities and Class B-6 Securities has been reduced to zero, the Security Principal Balance of each Class B-3 Security at any given time, shall thereafter be an amount equal to (i) the Percentage Interest evidenced by such Security times (ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (b) the sum of the then aggregate Security Principal Balance of all of the Senior Securities, Class B-1 Securities and Class B-2 Securities. With respect to each Class B-4 Security, on any date of determination, an amount equal to (i) the initial Security Principal Balance of such Class B-4 Security, as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously paid with respect to such Security (or any predecessor Security) and applied to reduce the Security Principal Balance thereof pursuant to Section 5(a), and (b) the aggregate of all reductions in Security Principal Balance in connection with Realized Losses which were previously allocated to such Security (or any predecessor Security) pursuant to Section 7; provided, that if the Security Principal Balance of the Class B-5 Securities and Class B-6 Securities has been reduced to zero, the Security Principal Balance of each Class B-4 Security at any given time, shall thereafter be an amount equal to
(i) the Percentage Interest evidenced by such Security times

(ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (b) the sum of the then aggregate Security Principal Balance of all of the Senior Securities, Class B-1 Securities, Class B-2 Securities, Class B-3 Securities and Class B-4 Securities. With respect to each Class B-6 Security, at any given time, an amount equal to (i) the Percentage Interest evidenced by such Security times
(ii) the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans (or related REO Properties) over (b) the then aggregate Security Principal Balance of all of the Senior Securities, Class B-1 Securities, Class B-2 Securities, Class B-3 Securities, Class B-4 Securities and the Class B-5 Securities. The Strip Securities have no principal balances and shall not be entitled to payments of principal.

     "Securityholder" or "Holder": The Person in whose name a Security is registered in the Bond Register, except that, neither a Disqualified Organization nor a non-United States Person shall be a Holder of a Class RP or Class R Security for any purposes hereof. The Trustee shall be entitled to rely upon a certification of the Issuer or the Master Servicer in determining if any Securities are registered in the name of a respective affiliate. All references herein to "Holders" or "Securityholders" shall reflect the rights of Security Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Securityholder" only the Person in whose name a Security is registered in the Bond Register.

     "Senior Percentage": With respect to any Payment Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Security Principal Balance of the Senior Securities (other than the Principal Only Securities) immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Payment Date.

     "Senior Security": Any of the Class FXS Securities, the Class FXA Securities, the Class FXP Securities, the Class S Securities, the Class A-2 Securities, the Class A Securities, the Class P Securities, the Class R Securities or the Class RP Securities.

     "Series 1997-NAMC 3 REMIC": Each of the Upper REMIC and the Lower REMIC.

     "Series 1997-NAMC 3-A Certificates": The Series 1997-NAMC 3-A Certificates, issued pursuant to the Pooling and Servicing Agreement.

     "Series 1997-NAMC 3-B Certificates": The Series 1997-NAMC 3-B Certificates, issued pursuant to the Pooling and Servicing Agreement.

     "Series of Certificates": The Series 1997-NAMC 3-A Certificates or the Series 1997-NAMC 3-B Certificates, as applicable.

     "Single Security": A Security of any Class evidencing an initial Security Principal Balance equal to $1,000 or, if applicable, a Notional Amount of $1.00.

     "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Payment Date which were paid or with respect to which an Advance was paid, and
(b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 of the Pooling and Servicing Agreement with respect to such Mortgage Loan or REO Property, which were paid pursuant to Section 5 on any previous Payment Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 7 for any previous Payment Date.

     "Step Down Percentage": For any Payment Date will be the following percentage:

Payment Date Occurring In            Stepdown Percentage
-------------------------            -------------------
October 1997 through September 2002        0%
October 2002 through September 2003       30%
October 2003 through September 2004       40%
October 2004 through September 2005       60%
October 2005 through September 2006       80%
October 2006 and thereafter              100%

     "Strip Security": Each of the Class FXS Securities, Class A-2 Securities and Class S Securities.

     "Subaccount": Each of the subaccounts established solely for purposes of the REMIC Provisions by the Trustee which have the Security Interest Rates and initial Subaccount Principal Balances or Subaccount Notional Amounts set forth in the Preliminary Statement hereto. References herein to one or more "Classes" of Subaccounts shall refer to the Class designation set forth in the Preliminary Statement hereto.

     "Subaccount Notional Amount": Any of the Class FXS Subaccount Notional Amount, the Class S Subaccount Notional Amount or the Class A-2 Notional Amount.

     "Subaccount Payment Amount": The amounts deemed paid to the Subaccounts pursuant to Section 5(b).

     "Subaccount Principal Balance": With respect to each Subaccount (other than the Class FXS Subaccount, the Class A-2 Subaccount and Class S Subaccount), on any date of determination, an amount equal to (i) the initial Subaccount Principal Balance as specified in the Preliminary Statement, minus
(ii) the sum of (a) the aggregate of all amounts previously deemed paid with respect to such Subaccount and applied to reduce the Subaccount Principal Balance thereof pursuant to Section 5(b) the aggregate of all reductions in Subaccount Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Subaccount pursuant to
Section 7. The Class FXS Subaccount, the Class A-2 Subaccount and the Class S Subaccount have no principal balances.

     "Subordinate Liquidation Amount": With respect to a Payment Date, the excess, if any, of the (i) aggregate Liquidation Principal for all Mortgage Loans which became Liquidated Loans during the related Prepayment Period (other than any such amounts allocated to the Principal Only Securities), over (ii) the sum of the Class FXA Liquidation Amount, the Class FXA-5 Lockout Liquidation Amount, the Class A Liquidation Amount and the Class A-4 Lockout Liquidation Amount for such Payment Date.

     "Subordinate Percentage": In respect of Group I for any Payment Date, the excess of 100% over the Class FXA Percentage with respect to such Payment Date and in respect of Group II for any Payment Date, the excess of 100% over the Class A Percentage with respect to such Payment Date.

     "Subordinate Principal Payment Amount": For any Payment Date, the excess of (A) the sum of (i) the Group I Subordinate Percentage of the Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Discount Mortgage Loan Principal Payment Amount), (ii) the Group II Subordinate Percentage of the Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the Class P Discount Mortgage Loan Principal Payment Amount), (iii) the Group I Subordinate Prepayment Percentage of the Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the Class FXP Discount Mortgage Loan Principal Payment Amount), (iv) the Group II Subordinate Prepayment Percentage of the Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the Class P Discount Mortgage Loan Principal Payment Amount) and (v) the Subordinate Liquidation Amount over (B) the sum of (x) the amounts required to be paid to the Principal Only Securities pursuant to clause (v) of Sections 5(b)(1)(a) and 5(b)(1)(c) on such Payment Date, (y) in the event that the Security Principal Balance of either the Class FX or Class II Securities has been reduced to zero, principal paid from the Available Payment Amount for the Mortgage Loan Group related to such Class FX or Class II Securities to the remaining Class FX or Class II Securities pursuant to Section 5(b)(1)(b)(i) and
(z) the amounts in respect of principal paid from the Available Payment Amount of the Mortgage Loan Group relating to Overcollateralized Subaccounts pursuant to Section 5(b)(1)(b)(iii).

     "Subordinate Security": Any of the Class B-1 Securities, Class B-2 Securities, Class B-3 Securities, Class B-4 Securities, Class B-5 Securities or Class B-6 Securities.

     "Subordination Level": With respect to a Class of Subordinate Securities, as of any date, the percentage obtained by dividing the sum of the Security Principal Balances of all Securities which are subordinate in right of payment to such Class by the sum of the Security Principal Balances of all of the Securities as of such date prior to giving effect to payments or allocations of Realized Losses on such date.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Security.

     "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Security.

     "Trustee": The First National Bank of Chicago, or its successor in interest, or any successor trustee appointed as herein provided.

     "Undercollateralized": On any Payment Date (after giving effect to payments to be made on such date), (i) the Class FX Subaccounts are Undercollateralized if the aggregate Subaccount Principal Balance of the Class FX Subaccounts exceeds the aggregate Stated Principal Balance of the Group I Mortgage Loans, less the applicable Discount Fraction of any Group I Discount Mortgage Loans, and (ii) the Class II Subaccounts are Undercollateralized if the aggregate Subaccount Principal Balance of the Class II Subaccounts, exceeds the aggregate Stated Principal Balance of the Group II Mortgage Loans, less the applicable Discount Fraction of any Group II Discount Mortgage Loans.

     "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States and any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

     "United States": As defined in Section 7701 of the Code or successor provisions.

     "Upper REMIC": The REMIC consisting primarily of the Subaccounts and the Collection Account (other than amounts in the Collection Account that are distributable to the Class RP Security); provided that the Class A-1 Subaccount and the Class A-2 Subaccount shall be treated as one REMIC regular interest.

     "Voting Rights": Any voting or consent rights specified under the Indenture by reference to a specified percentage of the "Aggregate Current Principal Amount" of the "Outstanding Bonds" of a "Series" (as each such term is defined in the Indenture). Notwithstanding anything to the contrary in the Indenture, at all times during which the Securities are outstanding, 96.00% of all of the Voting Rights shall be allocated among Holders of the Class FXA-1 Securities, Class FXA-2 Securities, Class FXA-3 Securities, Class FXA-4 Securities, Class FXA-5 Securities, Class FXA-6 Securities, Class FXA-7 Securities, Class FXP Securities, Class A-1 Securities, Class A-3 Securities, Class A-4 Securities, Class A-5 Securities, Class A-6 Securities, Class A-7 Securities, Class A-8 Securities, Class A-9 Securities, Class P Securities, Class B-1 Securities, Class B-2 Securities, Class B-3 Securities, Class B-4 Securities, Class B-5 Securities and Class B-6 Securities, in proportion to the outstanding Security Principal Balances of their respective Securities; 3.00% of all of the Voting Rights will be allocated among the Holders of the Class FXS Securities, Class A-2 Securities and Class S Securities pro rata, based upon their applicable Notional Amounts and 0.50% of all Voting Rights will be allocated to each of the Class RP Securities and Class R Securities in proportion to their initial respective Security Principal Balance, in each case allocated among the Securities of each such Class in accordance with their respective Percentage Interests.

13.  Actions by Trustee as Holder of Certificates.

     (a) With the consent of the Holders of Series 1997-NAMC 3 Securities entitled to at least 66% of the Voting Rights, the Issuer, when authorized by a Board Resolution, and the Trustee may take any action that by the terms of the Pooling and Servicing Agreement requires the consent of the holders of not less than 662/3% of the Fractional Undivided Interest of the Trust Fund (as defined in the Pooling and Servicing Agreement evidenced by a Certificate, including but not limited to: (1) entering into any amendments to the Pooling and Servicing Agreement; (2) removing or consenting to the removal of, and appointing or consenting to the appointment of, a successor Master Servicer; and (3) removing or consenting to the removal of, and appointing or consenting to the appointment of, the Person acting as trustee under the Pooling and Servicing Agreement; provided, however, that no such action shall, without the consent of the Holder of each Security affected thereby:

         (1) reduce the amount of, or delay the timing of, payments received on its Respective Trust Fund that are required to be paid on any Certificate or change the repurchase price with respect thereto, change any place of payment where, or the coin or currency in which, any Certificate or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest or principal due on any Certificate or adversely affect the tax consequences to any holder of a Certificate;

         (2) change the requirement of the consent of the holders of the Certificate for any such action pursuant to the Pooling and Servicing Agreement;

         (3) modify any of the provisions of this Section, except to increase any percentage specified herein; or

         (4) permit the creation of any lien ranking prior to or on a parity with the trust created by the Pooling and Servicing Agreement with respect to any part of any Trust Fund or terminate the trust created by the Pooling and Servicing Agreement on any property at any time subject thereto or deprive the Holder of any Security of the security afforded by any Certificate;

provided, however, that notwithstanding the foregoing provisions of this Section, Issuer and the Trustee may, without the consent of any Holder of any Series 1997-NAMC 3 Securities, consent to the release from or termination of the trust created by the Pooling and Servicing Agreement with respect to any Mortgage Loan when such action by the Issuer and the Trustee is specifically authorized by any other provision of the Indenture, this Series 1997-NAMC 3 Supplement or the Pooling and Servicing Agreement.

     The Trustee may in its discretion determine whether or not any Series 1997-NAMC 3 Securities would be affected by any proposed action and any such determination shall be conclusive upon the Holders of all Series 1997-NAMC 3 Securities, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any written instrument proposed to effect such action, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any written instrument proposed to effect such action pursuant to this Section, the Issuer shall mail to the Holders of the Series 1997- NAMC 3 Securities to which such action relates a notice setting forth in general terms the substance of such action. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such action.

     (b) The Issuer hereby acknowledges and agrees that should the Person acting as trustee under the Pooling and Servicing Agreement demand indemnity satisfactory to it as a condition precedent to taking any action requested by the Trustee, as holder of the Certificates, the Trustee hereunder shall have no duty or obligation to advance its own funds in fulfillment of such indemnity, but rather may request such indemnity from the Issuer or from the Holders of the Series 1997-NAMC 3 Securities. Should the Trustee, in its sole discretion and without obligation, elect to advance its own funds for such purpose, the Issuer acknowledges and agrees to reimburse the Trustee, under and pursuant to Section 6.7 of the Indenture, within 15 days of its receipt of an invoice therefor, and further agrees to pay interest on the principal amount of such advance not so paid by such date at the lesser of (i) the prime rate announced from time to time by the Trustee, in its commercial banking capacity plus two percent (2%) per annum, calculated on the basis of a 360-day year and (ii) the Highest Lawful Rate.

14.  [RESERVED]

15.  REMIC Administration.

     (a) The Trustee shall perform all duties of the Issuer under Section 4.3 of the Indenture. The Trustee shall make elections to treat the Lower REMIC and Upper REMIC as REMICs under the Code and, if necessary, under applicable state law. Such elections will be made on Forms 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Securities are issued. For the purposes of the REMIC elections in respect of the Trust Estate, the Class FX Securities, the Class II Securities, and the Class B Securities shall be designated as the "regular interests" and the Class R Securities shall be designated as the sole class of "residual interest" in the Upper REMIC. The Subaccounts shall be designated as the "regular interests" and the Class RP Securities shall be designated as the sole class of "residual interest" in the Lower REMIC, provided that the Class A-1 Subaccount and Class A-2 Subaccount shall be only one "regular interest" (subject to the foregoing, the Subaccounts shall be the "Lower REMIC Interests"). The Trustee shall not permit the creation of any "interests" in the Trust Estate (within the meaning of Section 860G of the Code) other than the interests represented by the Lower REMIC Interests and the Securities.

     (b) The Closing Date is hereby designated as the "Startup Day" of each of the Lower REMIC and Upper REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Trustee shall pay out of its own funds, without any right of reimbursement from the Trust Estate, any and all expenses relating to any tax audit of the Trust Estate (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified in the Pooling and Servicing Agreement. The holder of the largest Percentage Interest of the Class R Securities shall be the tax matters person of the Upper REMIC and the holder of the largest Percentage Interest of the Class RP Securities shall be the tax matters person of the Lower REMIC, in each case in the manner provided under Treasury Regulations Section 1.860F-4(d) and Temporary Treasury Regulations Section 301.6231(a)(7)-1T and the Trustee is hereby irrevocably designated and shall serve as attorney-in-fact and agent for any such Persons that are tax matters persons. The Trustee, as designated by the tax matters persons, shall (i) act on behalf of the Upper REMIC and Lower REMIC in relation to any tax matter or controversy involving either the Upper REMIC or the Lower REMIC and (ii) represent the Upper REMIC and Lower REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R and a Class RP Security hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the related REMIC.

     (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of each Series 1997-NAMC 3 REMIC, other than Tax Returns required to be filed by the Master Servicer pursuant to Section 4.05 of the Pooling and Servicing Agreement. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Trustee shall cause the first federal income tax return of each Series 1997-NAMC 3 REMIC to include the information required by Treasury Regulation Section 1.860D-1(d)(2) and Treasury Regulation Section 1.860F-4(b)(2).

     (e) The Trustee shall perform on behalf of the Trust Estate all reporting and other tax compliance duties that are the responsibility of the Trust Estate under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R or a Class RP Security such information as is necessary for the application of any tax relating to the transfer of a Class R or a Class RP Security to any Person who is not a Permitted Transferee, (ii) to Securityholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Estate. In addition, the Master Servicer shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Securities, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Securities.

     (f) The Trustee shall take such action and shall cause the Trust Estate created hereunder to take such action as shall be necessary to create or maintain the status of each Series 1997-NAMC 3 REMIC as REMICs under the REMIC Provisions. The Trustee shall not take any action, cause either the Upper REMIC or the Lower REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the either the Upper REMIC or the Lower REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Estate (including but not limited to the tax on prohibited transactions as defined in
         Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to either the Upper REMIC or the Lower REMIC created hereunder, endanger such status or result in the imposition of such a tax. The Issuer shall cause the Master Servicer not to take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. At all times as may be required by the Code, the Trustee will take no action, nor permit any such action, that it knows will cause substantially all of the assets of the Trust Estate to not consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
         Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of either the Upper REMIC or the Lower REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of either the Upper REMIC or the Lower REMIC as defined in
         Section 860G(c) of the Code, on any contributions to either the Upper REMIC or the Lower REMIC after the Startup Day therefor pursuant to
         Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 17 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations hereunder, (ii) to the Master Servicer pursuant to
         Section 10.03 of the Pooling and Servicing Agreement, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under the Pooling and Servicing Agreement, or otherwise (iii) against amounts on deposit in the Security Account and shall be paid by withdrawal therefrom.

     (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Trustee shall deliver to the Master Servicer and each Rating Agency a certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Section 15.

     (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Estate on a calendar year and on an accrual basis.

     (j) The Trustee shall not permit the acquisition of any assets by either the Upper REMIC or the Lower REMIC unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in either the Upper REMIC or the Lower REMIC will not cause either the Upper REMIC or the Lower REMIC to fail to qualify as a REMIC at any time that any Securities are outstanding or subject either the Upper REMIC or the Lower REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) The Trustee shall not enter into any arrangement by which either the Upper REMIC or the Lower REMIC will receive a fee or other compensation for services nor permit either of such REMICs to receive any income from assets other than "qualified mortgages" as defined in
         Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Subaccount Principal Balances of each Class of Lower REMIC Interests and the Security Principal Balances of each Class of Securities (other than the Class R and Class RP Securities) would be reduced to zero is the Payment Date immediately following the Distribution Date in October 2027, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

16.  Prohibited Transactions and Activities.

     The Trustee shall not sell, dispose of or substitute for or permit the selling, disposal of or substitution for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Estate, (iii) the optional termination of the Trust Estate pursuant to Section 14 of this Agreement or (iv) a repurchase of Mortgage Loans by the Loan Seller pursuant to the provisions of the Pooling and Servicing Agreement, nor will the Trustee acquire or permit to be acquired any assets for the Trust Estate, nor sell or dispose of or permit to be sold or disposed of any investments in the Custodial Account, the Excess Proceeds Account, the Certificate Account or the Collection Account for gain, nor accept any contributions to the Trust Estate after the Closing Date, nor permit any modifications of a material term of a Mortgage Loan that is not in default or with respect to which default is reasonably foreseeable, unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition, or modification but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution, acquisition, contribution or modification will not (a) affect adversely the status of either the Upper REMIC or the Lower REMIC as a REMIC or (b) cause either the Upper REMIC or the Lower REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

17.  Trustee Indemnification

     The Trustee agrees to indemnify the Trust Estate, the Issuer, the Loan Seller and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Estate, the Issuer or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Section 16 hereof.

18.  Information Regarding Mortgage Loans.

     The Issuer will cause the Master Servicer, pursuant to the Pooling and Servicing Agreement, to provide the Trustee with certain information regarding the Mortgage Loans underlying the Certificates. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer and may conclusively rely and shall be protected in relying on the accuracy of all such information in performing its duties and responsibilities hereunder.

19.  Supplements, Modifications and Ratifications of Indenture.

     (a) The Trustee will be required to mail, in each year when required by the TIA, to all Securityholders a brief report relating to its eligibility and qualifications to continue as the Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer to it in the Trustee's commercial capacity, the property and funds physically held by the Trustee as such, any release or substitution of property subject to the lien of the Indenture which has not been previously reported, any additional Series of Securities not previously reported and any action taken by the Trustee which materially affects the Securities and which has not been previously reported.

     (b) Any references in the Indenture to "the Trust Estate securing a Series as a REMIC" are hereby deemed to refer to each Series 1997-NAMC 3 REMIC as a REMIC.

     (c) References to "Residual Interest Holders" in the Indenture are hereby deemed to refer to the Holders of the Class R Securities with respect to the Upper REMIC and Class RP Securities with respect to the Lower REMIC.

     (d) For purposes of clause (y) of the first paragraph of Section 4.1 of the Indenture, the final distribution of assets in each Series 1997-NAMC 3 REMIC after all Securities have received all required principal and interest payments shall be made to the Class R Securities with respect to the Upper REMIC and the Class RP Securities with respect to the Lower REMIC.

     (e) For purposes of Section 5. 8 of the Indenture, Clause Second (b), interest shall be paid to the twenty-fifth day before the date fixed for payment in Section 5.8 of the Indenture in the case of all Classes of Securities.

     (f) For purposes of Section 5.8 of the Indenture, Clause Fifth, subclause
         (ii), the remaining assets included in each Series 1997-NAMC 3 REMIC shall be paid to the Class R Securities with respect to the Upper REMIC and the Class RP Securities with respect to the Lower REMIC.

     (g) For purposes of Section 8.2(d) of the Indenture, assets released from the Indenture pursuant to such Section and payable to the Residual Interest shall be paid to the Class R Securities with respect to the Upper REMIC and the Class RP Securities with respect to the Lower REMIC.

     (h) The Issuer shall have no right to substitute Eligible Substitute Certificates pursuant to Section 8.11 of the Indenture.

     (i) Section 2.15(b) of the Indenture shall not apply to transfers of Class B-4, B-5 or B-6 Securities.

     (j) Section 8.9 of the Indenture shall not apply with respect to the Securities.

     (k) For purposes of the Securities, references in the Indenture to the "Imputed Principal Balance" of a Bond shall, notwithstanding the definition of such term in the Indenture, be deemed to be references to the Security Principal Balance of the applicable Security.

     (l) The Indenture, as modified and supplemented by this Series Supplement with respect to the Securities (but which modification and supplement shall not apply to any other series of securities unless otherwise specified in the related series supplement) is in all respects ratified and confirmed, and the Indenture as so modified and supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

20.  Consent to Investment of Funds with the Trustee.

     Any Securityholder who holds a Security in the capacity of a fiduciary of a Plan, and, therefore, subject to the fiduciary responsibility provisions of ERISA shall, by virtue of its acceptance and holding of such Security, shall be deemed to have instructed the Trustee to invest, in accordance with the Indenture, funds on deposit in the Collection Account in an interest bearing demand account with the Trustee in its commercial capacity or in a common or collective trust account maintained by the Trustee in its trust capacity or any other Eligible Investment selected by the Issuer and be deemed to have represented and warranted to the Trustee that the Plan with respect to which such Securityholder is a fiduciary has expressly authorized such fiduciary so to instruct the Trustee.

21.  Redemption.

     In the event that on an Optional Termination Date the Master Servicer or the Issuer exercises its right to purchase the Mortgage Loans to Section 9.01 of the Pooling and Servicing Agreement, on the immediately following Payment Date the Trustee shall apply the Repurchase Price in effecting a full redemption of the Securities.

22.  Counterparts.

     This Series 1997-NAMC 3 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

23.  GOVERNING LAW.

     AS PROVIDED IN SECTION 11.13 OF THE INDENTURE, THIS SERIES SUPPLEMENT AND EACH SERIES 1997-NAMC 3 SECURITY ISSUED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

24.  Notices.

     (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by telecopy or mailed by registered mail, postage prepaid, to (a) in the case of the Issuer, 2711 North Haskell Avenue, Suite 1000, Dallas, Texas 75204, Attention: Wade Walker, Telecopy No. (214) 874-2599, Confirmation No. (214) 874-2501, and (b) in the case of the Trustee, The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services, or such other address or telecopy number as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. Unless otherwise specified herein, any notice required or permitted to be mailed to a Securityholder shall be given by registered mail, postage prepaid, at the address of such holder as shown. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice.

     (b) The Trustee shall as soon as practicable notify the Rating Agencies in writing of the following circumstances:

         (1)   any amendment to the Indenture or this supplement pursuant to
               Section 9.1 or 9.2 of the Indenture, in which case the Trustee shall accompany such notice with a copy of the executed supplemental indenture effecting such amendment;

         (2) the occurrence of an Event of Default and the action, if any, taken as a consequence thereof;

         (3) the resignation or removal of the Trustee and the appointment of any successor Trustee;

         (4)   the final Payment Date on the Securities; and

         (5)   each Payment Date Statement.

The Issuer shall, as soon as practicable, notify the Rating Agencies of the appointment of any successor Trustee pursuant to Section 6.10 of the Indenture in the event that the resigning or removed Trustee is unable so to do. All notices to the Rating Agencies under this Section 26 shall be deemed to have been duly given if mailed by registered mail, postage prepaid, or express courier service, to (a) in the case of S&P, Standard & Poor's Ratings Group, 25 Broadway, New York, New York 10004, Attention: Residential Mortgage Department and (b) in the case of DCR, 55 East Monroe Street, 38th Floor, Chicago, Illinois 60603, Attention: RMBS Monitoring. Failure to give any notice as required by this clause (b) of Section 30 shall not constitute a breach hereof by any party hereto.

     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Series 1997-NAMC 3 Supplement to be duly executed by their respective officers thereunto duly authorized and the seal duly attested in the case of the Issuer to be hereunto affixed all as of the day and year first above written.

                                   CMC SECURITIES CORPORATION IV



                                   By:
                                      ---------------------------------------
                                      Wade Walker
                                      Vice President - Asset and Liability
                                                       Management


Attest:
       -----------------------
Name:
     -------------------------
Title:   Assistant Secretary


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee


                                   By:
                                      ---------------------------------------
                                   Name:
                                      ---------------------------------------
                                   Title:
                                      ---------------------------------------


SERIES 1997-NAMC 3 SUPPLEMENT - Signature Page

STATE OF TEXAS    )
                      : ss.:
COUNTY OF DALLAS  )

     On the ___ day of September, 1997, before me personally came Wade Walker, to me known, who, being by me duly sworn, did depose and say that he resides at Dallas, Texas; that he is the Vice President of CMC SECURITIES CORPORATION IV, the corporation that executed the above instrument as Issuer; and that he signed his name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                      ---------------------------------------
                                                  Notary Public



STATE OF TEXAS    )
                      : ss.:
COUNTY OF DALLAS  )

     On the ____ day of ___________, 1997, before me personally came _________________ to me known, who, being by me duly sworn did depose and say that he resides at __________ ___________________________________; that he is a
_______________________ of THE FIRST NATIONAL BANK OF CHICAGO, the national banking association described in and that executed the above instrument as Trustee; and that he signed his name thereto by order of the Board of Directors of said national banking association.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                      ---------------------------------------
                                                  Notary Public



SERIES 1997-NAMC 3 SUPPLEMENT - Signature Page